                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           The Bon-Ton Stores, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                [LOGO OF THE BON-TON STORES, INC. APPEARS HERE]
                           THE BON-TON STORES, INC.
                            2801 EAST MARKET STREET
                                YORK, PA 17402

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  The Annual Meeting of Shareholders of The Bon-Ton Stores, Inc. (the "Company") will be held on Tuesday, June 17, 1997, at 9:00 a.m., at the Holiday Inn, 2600 East Market Street, York, Pennsylvania, for the following purposes:

    1. To elect eight directors to hold office until the 1998 Annual Meeting of Shareholders.

    2. To amend the Company's Amended and Restated 1991 Stock Option and Restricted Stock Plan to increase the maximum number of shares of Common Stock for which options or awards of restricted stock may be granted from an aggregate of 1,350,000 shares of Common Stock to an aggregate of 1,900,000 shares of Common Stock.

    3. To approve the Company's Long-Term Incentive Plan for Principals.

    4. To approve an amendment to the Company's Management Incentive Plan.

    5. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the 1997 fiscal year.

    6. To transact such other business as may properly come before the meeting.

  Only shareholders of record at the close of business on May 2, 1997 are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

  The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the attached proxy statement for further information with respect to the business to be transacted at the meeting.

  You are cordially invited to attend the meeting in person.

                                          ROBERT E. STERN
                                          Vice President and Secretary

May 14, 1997

             WHETHER OR NOT YOU INTEND TO BE AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING AT THE MEETING.

                           THE BON-TON STORES, INC.
                            2801 EAST MARKET STREET
                                YORK, PA 17402

                               ----------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 17, 1997

                               ----------------

  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Bon-Ton Stores, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders which will be held on the date, at the time and place, and for the purposes set forth in the foregoing notice. This proxy statement, the foregoing notice and the enclosed proxy are first being sent to shareholders on or about May 14, 1997.

  The Board of Directors does not intend to bring any matter before the meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

  When your proxy card is returned properly signed prior to voting at the meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If your proxy card is signed and returned without specifying choices, the shares will be voted "FOR" the nominees of the Board of Directors in the election of directors, "FOR" amendment of the Company's Amended and Restated 1991 Stock Option and Restricted Stock Plan, "FOR" approval of the Company's Long-Term Incentive Plan for Principals, "FOR" approval of the amendment of the Company's Management Incentive Plan and "FOR" the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the 1997 fiscal year.

  Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

                   VOTING SECURITIES AND SECURITY OWNERSHIP

OUTSTANDING SHARES AND VOTING RIGHTS

  At the close of business on May 2, 1997, the record date fixed for the determination of shareholders entitled to notice of and to vote at the meeting, there were 8,348,219 shares of the Company's Common Stock (the "Common Stock") and 2,989,853 shares of the Company's Class A Common Stock (the "Class A Stock") outstanding and entitled to vote. On each matter to be voted on the Common Stock and the Class A Stock will vote together, and holders of Common Stock and Class A Stock will be entitled to one vote per share and ten votes per share, respectively. There are no other classes of voting securities outstanding. In the election of directors, shareholders entitled to vote will not have cumulative voting rights.

  The presence at the meeting, in person or by proxy, of persons entitled to cast a majority of the votes which shareholders of Common Stock and Class A Stock (collectively, the "Common Shares"), voting together, are entitled to cast on each matter will constitute a quorum as to such matter.

  Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

PRINCIPAL SHAREHOLDERS

  The following table sets forth certain information as of March 21, 1997 (except as indicated below) regarding holdings of each person who was known to the Company to be a beneficial owner of more than 5% of Common Stock or Class A Stock. To the Company's knowledge, each person named below has sole voting power and sole investment power with respect to the shares indicated as beneficially owned unless otherwise indicated.

                                         CLASS A STOCK       COMMON STOCK(1)
                                       -------------------- --------------------
           NAME AND ADDRESS            NUMBER OF            NUMBER OF
         OF BENEFICIAL OWNER            SHARES      PERCENT  SHARES      PERCENT
         -------------------           ---------    ------- ---------    -------
M. Thomas Grumbacher.................. 2,444,616(2)  81.8%  5,306,361(3)  49.2%
2801 East Market Street
York, PA 17402
David J. Kaufman......................   545,237(4)  18.2%  1,606,191(5)  18.1%
15th & Chestnut Streets
Philadelphia, PA 19102
Nancy T. Grumbacher...................       --       --      479,450(6)   5.7%
2801 E. Market Street
York, PA 17402
Mary Jo Grumbacher....................   545,237(4)  18.2%  1,285,653(7)  14.5%
174 11th Avenue
San Francisco, CA 94118
The Grumbacher Family Foundation......       --       --      350,000      4.2%
15th & Chestnut Streets
Philadelphia, PA 19102
Brinson Holdings, Inc.................       --       --      905,781(8)  10.8%
209 S. LaSalle Street
Chicago, IL 60604

--------
(1) Each share of Class A Stock is convertible at any time into one share of Common Stock. Accordingly, the number of shares of Common Stock for any person owning Class A Stock includes the number of shares of Common Stock issuable upon conversion of all shares of Class A Stock beneficially owned by such person. Also, in accordance with Rule 13d-3(d)(1) under the Exchange Act, the total number of shares of Common Stock outstanding for purposes of calculating percentage ownership of a person owning Class A Stock includes the number of shares of Class A Stock beneficially owned by such person.
(2) Includes 38,363 shares of Class A Stock held by a trust for the benefit of a child of Mr. Grumbacher, of which Mr. Grumbacher is a trustee. Does not include an aggregate of 545,237 shares of Class A Stock held by other trusts for the benefit of Mr. Grumbacher's three children. Mr. Grumbacher disclaims beneficial ownership of all shares referred to in this note.
(3) Includes 350,000 shares of Common Stock held by The Grumbacher Family Foundation, a charitable foundation of which Mr. Grumbacher is a director. Also includes 40,915 shares of Common Stock held by a trust for the benefit of a child of Mr. Grumbacher, of which Mr. Grumbacher is a trustee. Does not include an aggregate of 710,954 shares of Common Stock held by other trusts for the benefit of Mr. Grumbacher's three children. Mr. Grumbacher disclaims beneficial ownership of all shares referred to in this note.
(4) Consists of 545,237 shares of Class A Stock held by trusts for the benefit of M. Thomas Grumbacher's three children, of which Mr. Kaufman and Mary Jo Grumbacher are co-trustees. Mr. Kaufman and Mary Jo Grumbacher each disclaim beneficial ownership of these shares.

(5) Includes 350,000 shares of Common Stock held by The Grumbacher Family Foundation, a charitable foundation of which Mr. Kaufman is a director, and an aggregate of 710,954 shares of Common Stock held by trusts for the benefit of M. Thomas Grumbacher's three children, of which Mr. Kaufman is a co-trustee. Mr. Kaufman disclaims beneficial ownership of all shares referred to in this note.
(6) Consists of 129,450 shares of Common Stock held in trusts for the benefit of M. Thomas Grumbacher's three children, of which Nancy T. Grumbacher is a co-trustee, and 350,000 shares of Common Stock held by The Grumbacher Family Foundation, a charitable foundation of which Nancy T. Grumbacher is a director. Nancy T. Grumbacher disclaims beneficial ownership of the shares referred to in this note.
(7) Includes an aggregate of 581,504 shares of Common Stock held by trusts for the benefit of M. Thomas Grumbacher's three children, of which Mary Jo Grumbacher is a co-trustee. Mary Jo Grumbacher disclaims beneficial ownership of the shares referred to in this note.
(8) Based solely on a review of a Schedule 13G dated February 12, 1997 filed with the Securities and Exchange Commission. Shares are held by Brinson Partners, Inc. and Brinson Trust Company, which are subsidiaries of Brinson Holdings, Inc.

  The holders of the Class A Stock have entered into a shareholders' agreement pursuant to which each such shareholder (other than M. Thomas Grumbacher) has granted to M. Thomas Grumbacher (or, if applicable, Mr. Grumbacher's personal representative) a right of first refusal to acquire any shares of Class A Stock proposed to be transferred.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth certain information as of March 21, 1997 respecting the holdings of each director and nominee for director of the Company, of Heywood L. Wilansky, the Company's Chief Executive Officer, of each of the Company's four other most highly compensated executive officers during fiscal 1996 and of all directors and executive officers of the Company as a group. Each of the shareholders named below has sole voting power and sole investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated.

                                      CLASS A STOCK       COMMON STOCK(1)
                                    -------------------- -----------------------
                                    NUMBER OF            NUMBER OF
     NAME OF BENEFICIAL OWNER        SHARES      PERCENT  SHARES         PERCENT
     ------------------------       ---------    ------- ---------       -------
M. Thomas Grumbacher..............  2,444,616(2)  81.8%  5,306,361(3)     49.2%
Heywood L. Wilansky...............        --       --      333,334(4)      4.0%
Samuel J. Gerson..................        --       --        1,000           *
Michael L. Gleim..................        --       --      181,161(5)      2.1%
Roger S. Hillas...................        --       --        3,000           *
Lawrence J. Ring..................        --       --        1,000           *
Leon D. Starr.....................        --       --       47,580(6)        *
Leon F. Winbigler.................        --       --          --          --
Theodore C. Johnson, Jr...........        --       --       51,635(7)        *
Douglas Lamm......................        --       --        5,000(8)        *
All directors and executive
 officers as a group (19 persons).  2,444,616     81.8%  6,096,468(3)(9)  69.5%

--------
 * less than 1%
(1) See note (1) to Principal Shareholders table.
(2) See note (2) to Principal Shareholders table.
(3) See note (3) to Principal Shareholders table.
(4) Consists of 250,000 shares of Common Stock issued pursuant to the Company's Amended and Restated 1991 Stock Option and Restricted Stock Plan that are subject to forfeiture as provided in such Option Plan (the "Restricted Shares") and options to purchase 83,334 shares of Common Stock.
(5) Includes options to purchase 118,394 shares of Common Stock and 13,333 Restricted Shares.
(6) Includes options to purchase 36,080 shares of Common Stock.

(7) Includes options to purchase 39,285 shares of Common Stock.
(8) Consists of options to purchase 5,000 shares of Common Stock.
(9) Includes options to purchase 426,038 shares of Common Stock and 263,333 Restricted Shares.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the meeting, the shareholders will elect eight directors to hold office until the 1998 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. The Board of Directors has nominated M. Thomas Grumbacher, Heywood L. Wilansky, Samuel J. Gerson, Michael
L. Gleim, Roger S. Hillas, Lawrence J. Ring, Leon D. Starr and Leon F. Winbigler to serve as such directors. Each of the nominees is currently serving as a director and has indicated a willingness to continue serving as a director. Should a nominee become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other person as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors.

  The nominees for election as directors, together with certain information about them, are set forth below:

                                     DIRECTOR            POSITIONS WITH
              NAME               AGE  SINCE               THE COMPANY
              ----               --- --------            --------------
M. Thomas Grumbacher(1).........  57   1967   Chairman of the Board of Directors
Heywood L. Wilansky(1)..........  49   1995   President, Chief Executive Officer
                                              and Director
Samuel J. Gerson................  55   1996   Director
Michael L. Gleim(1).............  54   1991   Vice Chairman, Chief Operating
                                              Officer and Director
Roger S. Hillas(2)(3)...........  70   1991   Director
Lawrence J. Ring................  48   1997   Director
Leon D. Starr...................  78   1991   Director
Leon F. Winbigler(2)(3).........  71   1991   Director

--------
(1) On Executive Committee
(2) On Compensation and Stock Option Committee
(3) On Audit Committee

  Mr. Grumbacher joined the Company in 1961 and has been Chairman of the Board since August 1991. From 1989 to 1991, Mr. Grumbacher served as Vice Chairman; from 1977 to 1989, he was President of the Company; and from 1985 to 1995 he was Chief Executive Officer.

  Mr. Wilansky joined the Company in August 1995 as President and Chief Executive Officer. Prior to joining the Company, Mr. Wilansky was employed by The May Department Stores Company for more than 19 years, serving as President and Chief Executive Officer of the Foley's division from 1992 to 1995. Mr. Wilansky is a director of First Washington Realty Trust.

  Mr. Gerson has been Chairman and Chief Executive Officer of Filene's Basement since 1984. Prior to that, he was President and Chief Operating Officer of The Gap and President and Chief Executive Officer of The Denver, a division of Associated Dry Goods Co. Mr. Gerson is a director of Filene's Basement Corp. and ASAHI America, is a trustee associate of Boston College and is chairman of the Urban League of Eastern Massachusetts.

  Mr. Gleim joined the Company in 1989 as Executive Vice President and Chief Administrative Officer. He became Senior Executive Vice President in June 1991, and Vice Chairman and Chief Operating Officer in

December 1995. Prior to joining the Company, Mr. Gleim was employed by Federated Department Stores, Inc. for more than 25 years.

  Mr. Hillas was Chairman and Chief Executive Officer of Meritor Savings Bank from 1988 until December 1992, when Meritor Savings Bank was taken over by the Secretary of Banking of the Commonwealth of Pennsylvania. Mr. Hillas has been retired since such time. He served as Chairman and Chief Executive Officer of Provident National Bank from 1974 to 1988 and Chairman of PNC Financial Corp. from 1985 to 1988. Mr. Hillas is a director of Consolidated Rail Corporation, P.H. Glatfelter Company, VF Corporation and Toll Brothers, Inc.

  Dr. Ring has been Professor of Business Administration at The College of William and Mary's Graduate School of Business Administration in Williamsburg, Virginia for more than five years, and conducts an international consulting and executive education practice. Dr. Ring is a director of Sportmart, Inc.

  Mr. Starr has been a management consultant to department and specialty stores since 1984. Prior thereto, he held various positions with Allied Stores Corporation for over 35 years.

  Mr. Winbigler served as Chairman and Chief Executive Officer of Mercantile Stores Company, Inc. for 15 years before retiring in 1989. He is a member of the advisory board of Liberty Mutual Insurance Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  During fiscal 1996, the Board of Directors held ten meetings. The Board has an Executive Committee, an Audit Committee and a Compensation and Stock Option Committee (the "Compensation Committee") but does not have a Nominating Committee. The Executive Committee, which held one meeting during fiscal 1996, has the authority to act in place of the Board on certain specified matters. The Audit Committee, which held two meetings during fiscal 1996, reviews the Company's internal controls and handles matters relating to the Company's independent auditors. The Compensation Committee, which held four meetings during fiscal 1996, considers and determines compensation issues involving the Company's Chairman of the Board, the President and Chief Executive Officer, and the Vice Chairman and Chief Operating Officer, and oversees the compensation of other employees of the Company. The Compensation Committee also administers the Company's Amended and Restated 1991 Stock Option and Restricted Stock Plan (the "Option Plan").

  No member of the Board of Directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors during his tenure as a member of the Board of Directors, and the total number of meetings held by all committees of the Board of Directors on which he served.

COMPENSATION OF DIRECTORS

  The Company compensates each of its directors who is neither an employee nor consultant to the Company at an annual rate of $20,000, plus $2,000 for attendance at each Board of Directors meeting ($400 for participation in a meeting held via teleconference) and $1,000 for attendance at each meeting of a committee of the Board of Directors ($400 for participation in a meeting held via teleconference). In addition, each such director shall receive in each fiscal year an annual grant of options to purchase 1,000 shares of Common Stock on the date of the first regular meeting of the Compensation Committee. Such options shall be granted under the Company's 1991 Stock Option and Restricted Stock Plan, shall have an exercise price equal to the market price of the Common Stock on the date of the grant, shall be exercisable six months after the grant date and shall have a term of ten years. The Company compensates each non-employee director who is a consultant to the Company at one-half of the compensation of a non-employee director who is not serving as a consultant, and each such director shall receive an annual grant of options to purchase 500 shares of Common Stock. Mr. Starr is a non-employee director who provides consulting services to the Company.

  Mr. Starr has rendered consulting services to the Company since 1984 and received approximately $65,000 in consulting fees from the Company in fiscal 1996.

                   THE BOARD OF DIRECTORS RECOMMENDS VOTING
                   "FOR" EACH OF THE NOMINEES FOR DIRECTORS.

                                 PROPOSAL TWO

                     AMENDMENT OF THE BON-TON STORES, INC.
                           AMENDED AND RESTATED 1991
                    STOCK OPTION AND RESTRICTED STOCK PLAN

  The Option Plan was initially adopted by the Board of Directors and approved by the Company's shareholders in September 1991. In 1992, 1994 and 1996, amendments to the Option Plan were approved by the Company's shareholders. The purpose of the Option Plan is to recognize the contributions made to the Company by its employees, consultants and advisors, to provide these individuals with additional incentives to devote themselves to the future success of the Company and to improve the ability of the Company to attract, retain and motivate individuals upon whom the sustained growth and financial success of the Company depends.

  The Option Plan provides for the grant of options ("Options") to purchase shares of Common Stock and awards ("Awards") of Common Stock subject to substantial risks of forfeiture ("Restricted Shares"). Under the Option Plan, Options and Awards presently can be granted for up to an aggregate of 1,350,000 shares of Common Stock (exclusive of shares granted thereunder and thereafter cancelled). The Board of Directors, at the recommendation of the Compensation Committee, has amended the Option Plan, subject to shareholder approval, to increase by 550,000 the number of shares of Common Stock available for the exercise of Options and for Awards to an aggregate of 1,900,000 shares of Common Stock (the "Option Plan Amendment").

  The key provisions of the Option Plan, as proposed to be amended, are as follows:

  Number of Shares. The maximum number of shares that may be issued under the Option Plan is 1,900,000 shares of Common Stock. The maximum number of shares will be adjusted to reflect certain changes in the Company's capitalization. If any shares subject to any Option or Award are forfeited, or an Option is terminated without the issuance of shares, the shares subject to such Option or Award will again be available for grant pursuant to the Option Plan. The closing sales price for a share of Common Stock on May 2, 1997 was 6.25 as reported by the Nasdaq National Market.

  Administration. The Option Plan is administered by the Board of Directors, or, at the discretion of the Board of Directors, by a committee composed of two or more members of the Board of Directors (for purposes of this Proposal Two, the "Committee"). To the extent possible, and to the extent the Board of Directors deems it necessary or appropriate, each member of the Committee shall be a "Non-Employee Director" (as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended) and an "Outside Director" (as such term is defined in Treasury Regulations Section 1.162-27 promulgated under the Internal Revenue Code of 1986, as amended); however, the Board may designate two committees to operate and administer the Option Plan in its stead. The Option Plan presently is administered by the Compensation Committee.

  Eligibility. All employees, directors, consultants and advisors of the Company or its subsidiaries and affiliates are eligible to receive Options or Awards under the Option Plan.

  Term of the Option Plan. The Option Plan became effective September 16, 1991 and provides that no Options or Awards may be granted thereunder after September 15, 2001.

  Options and Awards. From time to time, at its discretion, the Committee may select eligible recipients to whom Options or Awards will be granted, determine when each Option or Award will be granted, determine the number of shares subject to such Option or Award and, pursuant to the provisions of the Option Plan, determine the terms and conditions of each Option or Award.

  Options. Options granted under the Option Plan may be either incentive stock options ("ISOs") or non-qualified stock options. ISOs are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Unless an Option is specifically designated at the time of grant as an ISO, Options granted under the Option Plan are non-qualified options. Options are not transferrable by the optionee except by will or by the laws of descent and distribution. No Option granted under the Option Plan may be exercised unless a period of at least six months has elapsed since the date of the grant.

  The exercise price of the Options is determined by the Committee, provided that the exercise price of an ISO is at least 100% of the fair market value of a share of Common Stock on the date the Option is granted, or at least 110% of the fair market value of a share of Common Stock on the date an ISO is granted if the recipient owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company. The term of each Option is fixed by the Committee. The aggregate fair market value, determined as of the time of grant, of the shares of Common Stock with respect to which an ISO is exercisable for the first time by the recipient during any calendar year (under all incentive stock option plans of the Company) may not exceed $100,000.

  Maximum Grants. The Option Plan provides that the maximum number of shares of Common Stock for which options may be granted to any single optionee in any fiscal year is 500,000 shares.

  Termination of Options. All Options terminate on the earliest of:

    (a) The expiration of the term specified in the Option, which shall not exceed ten years from the date of grant or five years from date of grant of an ISO if the recipient on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an affiliate;

    (b) The expiration of 90 days from the date the optionee's employment or service with the Company or its affiliates terminates for any reason other than disability (as defined in the Code) or death or as otherwise specified in subparagraphs (d) or (e) below;

    (c) The expiration of one year from the date the optionee's employment or service with the Company or its affiliates terminates due to the optionee's death or disability;

    (d) A finding by the Committee that the optionee has breached his employment contract with the Company or an affiliate or has been engaged in disloyalty to the Company or an affiliate; or

    (e) Such time as the Committee may determine in the event there is a Change of Control of the Company as defined in the Option Plan.

  Payment for Options. An optionee may pay for shares of Common Stock in cash, certified check or such other mode of payment as the Committee may approve, including payment in shares of Common Stock held by the optionee for at least six months.

  Awards. The Committee will determine the period, which generally will extend for at least six months from the date of grant, during which the recipient may not sell, transfer, pledge or assign Restricted Shares (the "Restrictions"). Restrictions may lapse in installments, as determined by the Committee. The Committee may, at its sole discretion, waive any Restrictions in whole or in part. The Committee will determine the rights that recipients will have with respect to Restricted Shares, including the right to vote Restricted Shares and the right to receive dividends paid with respect to Restricted Shares. A certificate will be issued with respect to the Restricted Shares granted. The certificates will bear appropriate legends until such time as all restrictions applicable to the Restricted Shares lapse. In the event a grantee terminates employment with the Company or its affiliates for any reason other than death or disability, all Restricted Shares remaining subject to Restrictions will be forfeited by the grantee and canceled by the Company.

  Provisions Relating to a Change of Control of the Company. Notwithstanding any other provision of the Option Plan, in the event of a Change of Control of the Company, the Committee may take whatever action with respect to Options and Awards outstanding as it deems necessary or desirable, including acceleration of the expiration or termination date or the date of exercisability of an Option or removing any restrictions from or imposing any additional restrictions on any outstanding Awards.

  A "Change of Control" will be deemed to have occurred if: (a) the Company's shareholders (or the Board of Directors, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated; (b) the Company's shareholders (or the Board of Directors, if shareholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company; (c) subject to certain exceptions, the Company's shareholders (or the Board of Directors, if shareholder action is not required) and the other constituent corporation's shareholders (or its board of directors if shareholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation; (d) any entity, person or group (within the meaning of certain provisions of the Exchange Act), other than M. Thomas Grumbacher, members of his family, his lineal descendants or entities of which such persons are the beneficial owners of at least 50% of the voting interests, the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, becomes the beneficial owner or has obtained voting control over securities of the Company representing more than 50% of the voting power of the Company's outstanding voting stock; or (e) directors constituting a majority of the Board of Directors have been members of the Board of Directors for less than 12 months, unless the nomination for election of each new director who was not a director at the beginning of such 12-month period was approved by a vote of at least two-thirds of the directors then still in office who were the directors at the beginning of such period.

  Amendment and Termination. The Board of Directors may amend the Option Plan at any time in such manner as it may deem advisable, provided that the Board may not (a) change the class of individuals eligible to receive an ISO, (b) increase the maximum number of shares as to which Options and Awards may be granted or (c) make any other change or amendment as to which shareholder approval is required in order to satisfy the conditions set forth in Rule 16b-3 promulgated under the Exchange Act, in each case without obtaining shareholder approval within 12 months before or after such action. No Option or Award will be adversely affected by any such amendment without the consent of the optionee or grantee.

  Federal Income Tax Consequences. The following discussion is a summary of certain federal income tax consequences of the issuance of Options and the acquisition of shares of Common Stock by exercising Options or receiving Awards of Restricted Shares under the Option Plan and does not present a complete analysis of all tax consequences which may be relevant to any particular recipient. It does not purport to discuss state or local income tax laws.

    (a) Options. With respect to ISOs, for federal income tax purposes, an optionee will not have taxable income upon grant or exercise. However, upon exercise of an ISO, an optionee will generally recognize income for alternative minimum tax purposes in an amount equal to the difference between the exercise price of the ISO and the fair market value of the shares received and, as a result, may be subject to the alternative minimum tax for the year of exercise. Any gain realized at the time of sale of the shares acquired upon exercise of an ISO will be treated as long-term capital gain, provided the optionee does not dispose of the option shares for at least two years after the date of grant or within one year after the date of exercise. No gain or loss will generally be recognized by an optionee upon, nor will any deduction be allowed to the Company as a result of, the grant or exercise of ISOs.

    In general, in the case of non-qualified stock options or ISOs with respect to which the foregoing holding period limitations have not been satisfied, an optionee will have taxable income at ordinary income rates upon exercise (or at the time of a sale of ISO stock which does not satisfy the holding periods) for the difference between the exercise price and the fair market value of the Common Stock at the date of exercise

  (or, if the optionee is subject to certain restrictions imposed by federal securities laws, upon the lapse of those restrictions, unless the optionee elects under Section 83(b) of the Code within 30 days after exercise to be taxed upon exercise). The amount of that difference will generally be a deductible expense to the Company.

    The ability of the Company to deduct compensation expense is generally subject to limitations under Section 162(m) of the Code (applicable to compensation in excess of $1,000,000 paid to certain "covered" employees). Any income recognized as ordinary compensation income on the exercise of a non-qualified stock option should, however, be exempt from these Code limitations as "performance-based" compensation provided the option grant meets certain requirements. Specifically, it is the Company's intention to administer the Plan in accordance with all applicable "performance-based" compensation requirements, including administration of the Plan with respect to "covered" employees by a committee of two or more "outside" directors (as that term is used in applicable IRS regulations) and to make Option grants to such employees with an exercise price that is at least equal to the fair market value of the shares subject to the Option on the date of grant. Under these circumstances, such Options should, on exercise, result in a deductible compensation expense that is exempt from Section 162(m) of the Code as "performance-based" compensation.

    (b) Restricted Shares. For federal income tax purposes, the recipient of an Award will not recognize income and the Company will not be entitled to a deduction at the time of the Award because the Restricted Shares are subject to a substantial risk of forfeiture and are not transferable. When the risk of forfeiture and non-transferability restrictions lapse upon vesting of the Awards, the recipient will recognize compensation income and the Company will be entitled to a deduction (subject generally to a $1,000,000 limitation on deductible compensation of certain employees of the Company as provided under Section 162(m) of the Code) in an amount equal to the then fair market value of the Restricted Shares. Except as provided below, an Award recipient may nevertheless elect pursuant to
  Section 83(b) of the Code to include the Restricted Shares in his income at their fair market value at the time of award, in which event the Company would be entitled to a corresponding deduction. Such election must be made within 30 days after the Award. In the event dividends on the Restricted Shares are applied to purchase additional Restricted Shares pursuant to the terms of an Award, the election with respect to such additional Restricted Shares must be made within 30 days of the payment of such dividend. If this election is made, any appreciation in value recognized by the Award recipient on a subsequent disposition of the Restricted Shares will in general be taxed at capital gains rates and not as ordinary income. If, however, an Award recipient who makes a Section 83(b) election forfeits the Restricted Shares back to the Company, the recipient will not recognize a loss on such forfeiture. In some cases, the particular restrictions with respect to an Award may be such that an Award recipient will not be entitled to make the Section 83(b) election.

  The Board of Directors approved the Option Plan Amendment on March 7, 1997. Approval of the Option Plan Amendment requires the affirmative vote of a majority of the votes cast by holders of Common Stock and Class A Common Stock.

                       THE BOARD OF DIRECTORS RECOMMENDS
              VOTING "FOR" AMENDMENT OF THE BON-TON STORES, INC.
                    1991 AMENDED AND RESTATED STOCK OPTION
                           AND RESTRICTED STOCK PLAN

                                PROPOSAL THREE

                                  APPROVAL OF
                           THE BON-TON STORES, INC.
                           LONG-TERM INCENTIVE PLAN
                                FOR PRINCIPALS

  The Bon-Ton Stores, Inc. Long-Term Incentive Plan for Principals (the "LTI Plan") is a performance-based compensation plan established by the Board of Directors of the Company. The LTI Plan provides for grants of "Performance Awards" to certain eligible employees, as discussed below, based on the performance of the Company during three to five year performance cycles which commence on an annual basis. The LTI Plan is a part of the Company's integrated compensation program which is intended to assist the Company in motivating and retaining employees of superior ability, industry and loyalty. The LTI Plan is designed to achieve the following objectives: to provide a competitive component of executive income linked to the increase in the Company's shareholder value; to reward executives for stock price appreciation; to reward executives for achieving long-term performance objectives; and to provide executives with a capital accumulation opportunity that is consistent with their individual attitudes toward risk and the stock market and their personal considerations regarding their investment portfolios. The LTI Plan is currently administered by the Compensation Committee. As noted below, another committee may be designated to administer the LTI Plan. Any such committee that is charged with administration of the LTI Plan is referred to in this Proposal Three as the "Committee".

  Under the LTI Plan, performance-based compensation is paid to certain principal employees of the Company as designated by the Committee from time to time. Effective with respect to the performance cycle that commenced as of February 4, 1996, and all performance cycles commencing thereafter, all payments of compensation under the LTI Plan are subject to certain rules and requirements applicable to "performance-based" compensation as that term is used for purposes of Section 162(m) of the Code which otherwise limit the deductibility of compensation in excess of $1,000,000. As noted below, compensation under the LTI Plan will only be payable if the LTI Plan is approved by the shareholders of the Company and all of the other requirements for payment of compensation as set forth in the LTI Plan are met. The provisions of the LTI Plan are generally described below.

  The participants under the LTI Plan are the principal employees of the Company as designated by the Committee from time to time. With respect to the performance cycles that commenced as of February 4, 1996 and February 2, 1997, the participants are: Heywood L. Wilansky, M. Thomas Grumbacher and Michael L. Gleim.

Shareholder Approval and Term of the LTI Plan:

  The Compensation Committee has determined that, with respect to the performance cycle that commenced as of February 4, 1996, and all subsequent performance cycles, the LTI Plan will be subject to the approval of the shareholders. As a consequence, no payments may be made under the LTI Plan with respect to such performance cycles unless the LTI Plan is approved by the shareholders of the Company. Assuming the LTI Plan is approved by the shareholders of the Company, the LTI Plan will continue until it is terminated by the Board of Directors. The material terms of the LTI Plan must, however, be disclosed to and reapproved by the shareholders of the Company no later than the shareholders' meeting that occurs in the year 2002 or the LTI Plan will terminate as of that date.

Award Entitlement:

  A participant in the LTI Plan is eligible to receive a Performance Award with respect to each performance cycle. A performance cycle commences every year as of the beginning of the Company's fiscal year. Each performance cycle can extend up to five years. If the performance goals established for a performance cycle are met within the initial three years of the performance cycle, each participant will be entitled to and will vest in his Performance Award granted with respect to that performance cycle under the LTI Plan. If the performance goals are not met within the initial three years of the performance cycle, but are met within five years of the beginning of the performance cycle, the Committee has the authority to reduce or eliminate altogether the Performance Award which would otherwise vest on achievement of the performance goal. The Committee makes the determination to reduce or eliminate a Performance Award under such circumstances taking into account such facts and circumstances as it deems relevant.

  No Performance Award will become vested or be paid unless the Committee certifies in writing that the performance goal for the performance cycle has been met or exceeded.

Amount and Nature of Award:

  The Committee establishes annually, at the beginning of each performance cycle, a separate "Target Present Value" for each participant in the LTI Plan. The Target Present Value for each participant is equal to a percentage of the participant's base salary. The Committee has the authority to designate any percentage it deems appropriate with respect to each participant but may not designate a percentage in excess of 40% of the participant's base salary as of the beginning of the performance cycle nor may it establish a Target Present Value in excess of $480,000.

  Once a Target Present Value is established for a participant, the Committee may, at its discretion, award stock options (the "Stock Options") which the Committee determines have a value equal to a portion of the participant's Target Present Value. The manner in which the Committee values the Stock Options for these purposes is identical to the calculation applicable to "Performance Stock Options" as discussed below.

  The Stock Options are granted under the terms of the Option Plan and are evidenced by Option Documents setting forth the terms and conditions of each grant. Generally, the Stock Options are "incentive stock options" ("ISOs") (as such term is used in Section 422 of the Code) to the extent permissible, unless otherwise decided by the Committee. To the extent the Stock Options exceed the amount that may be granted as ISOs or the Committee determines not to grant ISOs, the Stock Options will be "nonqualified stock options". The Stock Options generally have a ten year term and become exercisable in four equal annual installments beginning with the first anniversary of the date of grant. The Committee may, however, at its discretion, vary this vesting schedule from grant to grant. The options will terminate at the end of their term or earlier in the event the participant terminates employment. In the event the participant terminates his employment for any reason other than death, disability or as a consequence of retirement with the agreement of the Company, any Stock Options that have not vested are forfeited and vested options may be exercised only during the 90 day period following the participant's termination of employment. If the participant terminates his employment on account of death or disability, the Stock Options become fully vested and are exercisable for one year from the date of the participant's death or disability. If the participant retires with the consent of the Company, the Stock Options that are vested may be exercised for up to a year from the date of the participant's retirement. Any Stock Options that are not vested at the time of the participant's retirement will vest in accordance with the otherwise applicable vesting schedule or provisions of the LTI Plan, and may be exercised up to one year from the date they vest. Under the terms of the Option Plan, the Stock Options may also fully vest if there is a "Change of Control" of the Company, as defined in the Option Plan. The exercise price of the Stock Options is the fair market value of the shares at the time the Stock Options are granted.

  Each participant must elect an "Award Vehicle" with respect to that portion of his Target Present Value for the performance cycle that has not been allocated to the grant of Stock Options. The participant may choose to receive "Performance Units", "Performance Shares" or "Performance Stock Options". As noted above, the vesting of any of these Performance Awards is contingent on the achievement of the performance goals established by the Committee for the relevant performance cycle. If such goals are not met, the Performance Awards are forfeited.

  An election to receive a Performance Award in the form of Performance Units constitutes an election to receive the Performance Award as a cash payment. The amount of the payment that will be made under this election will be equal to the portion of the Target Present Value to which the election applies, increased to reflect the "Assumed Interest Rate" (discussed below) applicable over a three year period. The use of the three year period for purposes of this calculation is based on the presumption that the performance goal will be achieved, and therefore the Performance Award will be paid, after only three years. The amount of the payment is not, however, further increased if the performance goal is not achieved until more than three years from the beginning of the performance cycle. The maximum amount of the Performance Award under this election is, therefore, the Target Present Value as fixed at the beginning of the performance cycle plus accrued interest, compounded annually at a rate that is fixed at 15% or less and determined over a presumed three year waiting period.

  If an election is made to receive a Performance Award in the form of Performance Shares, the participant is granted a number of restricted shares of Common Stock which will vest only if the performance goal for the performance cycle is achieved. The maximum value of this Performance Award may be determined by multiplying the number of Performance Shares by the value of the shares as of the date the award vests. The number of Performance Shares granted with respect to a participant for any performance cycle may be determined, as discussed below, by taking into account the portion of the participant's Target Present Value that is subject to the election and the assumed growth and interest rates used in determining the present value of the Award Vehicle elected.

  If an election is made to receive a Performance Award in the form of Performance Stock Options, the participant will receive options to acquire shares of Common Stock by paying an exercise price equal to the fair market value of such shares as of the date the Performance Stock Options are granted. The maximum value of the award that may be received under this election is determined by multiplying the number of shares of Common Stock that are the subject of the option by the increase in value of the shares from the date of grant until the date the award vests. The maximum value of the award under this election, therefore, as is the case where an election is made to receive Performance Shares, may be determined by multiplying the amount by which a single share of Common Stock increases in value from the date of grant until the award vests by the number of shares that are subject to the Performance Stock Option. The number of Performance Stock Options granted with respect to a participant for any performance cycle may be determined, as discussed below, by taking into account the portion of the participant's Target Present Value that is subject to the election and the assumed growth and interest rates used in determining the present value of the Award Vehicle elected. The closing sales price for a share of Common Stock on May 2, 1997 was $6.25 as reported by the Nasdaq National Market.

  The number of Performance Shares and the number of shares of Common Stock subject to a Performance Stock Option (or that are subject to Stock Options that are otherwise granted with respect to a portion of a participant's Target Present Value) is determined in the following manner:

    (a) In the case of an election to receive a Performance Award in the form of Performance Shares, an initial determination is made as to the future value of a single Performance Share. This is done by applying an annual growth rate established by the Committee (the "Assumed Annual Growth Rate") to the fair market value of a share of Common Stock as of the date of grant to project the future value of a Performance Share at the end of three years. The Assumed Annual Growth Rate is established by the Committee in light of available information regarding anticipated equity growth rates and other information the Committee determines to be relevant. The Assumed Annual Growth Rate may not, however, be set at less than 7.5%. The present value of a Performance Share as of the date of grant is then determined by discounting the projected future value of the Performance Share using an assumed interest rate (the "Assumed Interest Rate") which is established at the discretion of the Committee in light of available information regarding current interest rates. In no event, however, may the Committee set the assumed interest rate at more than 15%. Once the present value of a Performance Share is determined, the number of Performance Shares to be granted to a participant is determined by dividing the portion of the participant's Target Present Value to which the election applies by the present value of a single Performance Share.

    (b) In the case of an election to receive a Performance Award in the form of Performance Stock Options, an initial determination is made as to the future value of a Performance Stock Option to acquire a single share of Common Stock by projecting the future value of one share of Common Stock (using the assumptions described above with respect to Performance Shares) and subtracting from that future value the current fair market value of one share of Common Stock. This future value is then discounted to determine a present value for such a Performance Stock Option using the Assumed Interest Rate (as described above) as the applicable discount rate. The number of shares of Common Stock which are subject to the Performance Stock Option to be awarded to the participant is determined by dividing the portion of the participant's Target Present Value to which the election applies by the present value of a Performance Stock Option for a single share. The same determination is also made with respect to the portion of a participant's Target Present Value that is granted initially at the Committee's discretion in the form of Stock Options.

Establishment of Performance Goals:

  A new performance cycle begins each year. Performance goals are established at the beginning of each performance cycle. One or more performance measures may be used for a cycle. The performance goals may be expressed as an absolute dollar or percentage amount or as a percentile ranking against a defined peer group. For a particular performance cycle, both the performance measures and goals set for each measure may be the same or different than the measures and goals set for other performance cycles. The performance measures will in all events be objective indicators of long-term shareholder value, such as return on investment or total shareholder return (stock price appreciation plus dividends).

  The performance goals described above and the other elements required to be fixed in order for a participant's award to be determined (i.e., the percentage of base salary or dollar amount used to fix the Target Present Value and the assumed growth and interest/discount rates) will be established by the Committee no later than 90 days after the beginning of each year. The participant's election as to the form the award takes also must be made within the same time period.

Administration of the LTI Plan:

  The LTI Plan is administered by the Compensation Committee, consisting of two or more "outside directors" (as that term is defined for purposes of Section 162(m) of the Code), or by such other committee of two or more "outside directors" as may be appointed by the Board of Directors to act as the LTI Plan administrative committee. The resolution of any questions with respect to payments and entitlements pursuant to the provisions of the LTI Plan will be determined by the Committee, and all such determinations shall be final and conclusive.

Amendment and Termination of the LTI Plan:

  The Company, acting through its Board of Directors, may terminate the LTI Plan at any time. In addition, the LTI Plan may be amended by the Company, acting through its Board of Directors, from time to time. No amendment that would increase the amount of the award under the LTI Plan will be effective unless approved by the shareholders of the Company.

Federal Tax Issues:

  Section 162(m) of the Code limits the deductibility of compensation in excess of $1,000,000 to certain employees of publicly held companies (the "Million Dollar Cap"), unless the compensation falls within certain exceptions. One exception to the Million Dollar Cap is available for "performance-based" compensation. In order for an award to qualify for exception to the Million Dollar Cap, a number of requirements must be satisfied, including the establishment of performance goals by a committee of two or more "outside" members of the Company's Board of Directors, disclosure to the shareholders of the material terms of the LTI Plan under which such an award is to be paid, and approval by the shareholders of the LTI Plan. Additional rules apply to the ongoing administration of the LTI Plan.

  In general, the LTI Plan is intended to pay compensation only on the attainment of the performance goals established by the Committee. If the LTI Plan is put into effect in accordance with its terms and subject to the approval of the Company's shareholders, and provided the LTI Plan is and continues to be administered in accordance with the provisions set forth in the LTI Plan, the Performance Awards made under the LTI Plan should be "performance based" compensation that is exempt from the Million Dollar Cap.

  The following table sets forth with respect to each of the Option Plan and the LTI Plan the number of shares of Common Stock for which stock options have been granted from the inception of each such plan through May 12, 1997 to (i) each of the named executive officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group,
(iv) each nominee for election as a director, and (v) all employees, including all current officers, who are not executive officers, as a group. No options have been granted under either of such plans to any associate of any of the Company's current directors (which includes all of management's nominees for election as directors of the Company) or executive officers. The options reflected in the table are not necessarily indicative of the number of options that may be granted in the future, or the individuals to whom such options may be granted, pursuant to such plans.

                                                         OPTIONS GRANTED (1)
                                                       ------------------------
                  NAME AND POSITION                    OPTION PLAN (2) LTI PLAN
                  -----------------                    --------------- --------
Heywood L. Wilansky...................................     453,800     203,800
 President and Chief Executive Officer
M. Thomas Grumbacher..................................     159,600     159,600
 Chairman of the Board of Directors
Michael L. Gleim......................................     209,000      74,500
 Vice Chairman and Chief Operating Officer
Theodore C. Johnson, Jr...............................      22,500         --
 Senior Vice President, Human Resources
Douglas C. Lamm.......................................      20,000         --
 Senior Vice President, General Merchandise Manager
Samuel J. Gerson......................................       1,000         --
 Nominee for election as director
Roger S. Hillas.......................................       1,000         --
 Nominee for election as director
Lawrence J. Ring......................................       1,000         --
 Nominee for election as director
Leon D. Starr.........................................         500         --
 Nominee for election as director
Leon F. Winbigler.....................................       1,000         --
 Nominee for election as director
All current executive officers, as a group............     993,736     437,900
All current directors who are not executive officers,        4,500         --
 as a group...........................................
Non-executive officer employees, as a group...........     478,470         --

--------
(1) Expressed in numbers of shares of Common Stock and includes options which have since expired or have been canceled or surrendered.
(2) Includes options granted under the LTI Plan as Performance Stock Options, which are also disclosed in the other column of this table.

                       THE BOARD OF DIRECTORS RECOMMENDS
               VOTING "FOR" APPROVAL OF THE BON-TON STORES, INC.
                    LONG-TERM INCENTIVE PLAN FOR PRINCIPALS

                                 PROPOSAL FOUR

                           APPROVAL OF AMENDMENT OF
                                 THE COMPANY'S
                           MANAGEMENT INCENTIVE PLAN

  The Company's Management Incentive Plan (the "MIP") was initially adopted by the Board of Directors in 1990. The MIP is designed to attract, reward and retain key executives for their contributions to the Company. The MIP provides for the granting of cash bonuses, and/or, under the proposed amendment, shares of Common Stock to participants based on a combination of Company performance and the participant's individual performance.

  The material provisions of the MIP, as proposed to be amended, are as follows:

  Administration. The MIP is administered by the Compensation Committee or any other committee designated by the Board of Directors consisting of two or more non-employee directors (in this Proposal Four, the "Committee"). The MIP is presently administered by the Compensation Committee.

  Eligibility. All employees at the level of divisional vice president and above, exclusive of participants in the LTI Plan, and certain other managerial employees are eligible to participate in the MIP.

  Bonuses. A target bonus is established for all participants. The target bonus is a percentage of each participant's base salary. The actual earned bonus for each participant can range to 150% of the target bonus, and is based on a combination of the Company's performance and the participant's performance, each evaluated separately. Bonus payouts are discretionary and no bonus payouts may be made if the Company fails to achieve a level of performance established by the Executive Committee and the Compensation Committee.

  Presently, all bonus payouts under the MIP are made in cash.

  Proposed Amendment. Under the proposed amendment to the MIP (the "MIP Amendment"), eligible MIP participants (all employees of the Company at the level of divisional vice president and above who participate in the MIP) may elect to receive a portion of their annual bonus in shares of Common Stock (in this proposal, "Restricted Shares"). Such participants elect a portion of their bonus (up to 100%) to be paid in Restricted Shares. For each electing participant, a "pool" is established of a number of Restricted Shares which is calculated by multiplying an amount equal to 50% of the participant's target bonus under the MIP for 1996 by the percentage elected, multiplying such figure again by three, and dividing it by $6.125. Such Restricted Shares are issued in the name of the electing participant but are restricted and do not vest (i.e., are not eligible for resale by such participant) until bonus awards for such participant are made.

  For each of the next three bonus awards received by an electing participant, the percentage of such bonus so elected by such participant will be paid in Restricted Shares valued at $6.125 per share, up to one-third of the number of shares in such participant's pool, and the balance of any such bonus shall be paid in cash. For an electing participant's third annual bonus payment, and any subsequent bonus payments while shares still remain in such participant's pool, such one-third maximum does not apply.

  The participant will receive all unvested shares after the end of the 2005 plan year (the Company's fiscal year 2005), whether or not such shares have been awarded as a bonus for that or any previous years. In addition, the Committee may accelerate the vesting of the unvested shares in the pool. Generally, a participant's unvested shares will be forfeited if the participant's employment with the Company terminates or the participant is no longer otherwise eligible to participate in the MIP. In the event of the death, disability or retirement of a participant or a "Change of Control" of the Company as defined in the Option Plan, the Committee may vest a pro-rata portion of a participant's pool shares which would have become vested had the participant worked the full year.

  The following table sets forth the aggregate number of Restricted Shares in the pools established under the MIP for the individuals named in the Summary Compensation Table, for all of the Company's current executive officers as a group and for all of the Company's employees as a group.

                                                                  NUMBER OF
                       NAME AND POSITION                      RESTRICTED SHARES
                       -----------------                      -----------------
   Theodore C. Johnson, Jr...................................       10,800
    Senior Vice President, Human Resources
   Douglas Lamm..............................................       14,691
    Senior Vice President, General Merchandise Manager
   All current executive officers as a group.................       74,364
   All employees, including all current officers who are not
    executive officers, as a group...........................      120,819

                   THE BOARD OF DIRECTORS RECOMMENDS VOTING
                              "FOR" AMENDMENT OF
                    THE COMPANY'S MANAGEMENT INCENTIVE PLAN

                                 PROPOSAL FIVE

                        RATIFICATION OF THE APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

  Subject to shareholder ratification, the Board of Directors, upon recommendation of the Audit Committee, has reappointed Arthur Andersen LLP, which served as the Company's independent public accountants for the last fiscal year, to serve as the Company's independent public accountants for the current fiscal year. If the shareholders do not ratify this appointment by the affirmative vote of a majority of the Common Shares, other independent public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

  A representative of Arthur Andersen LLP is expected to be present at the meeting. Such representative will have the opportunity to make a statement and will be available to respond to appropriate questions of shareholders.

                   THE BOARD OF DIRECTORS RECOMMENDS VOTING
                   "FOR" RATIFICATION OF THE APPOINTMENT OF
                              ARTHUR ANDERSEN LLP
                AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth, for the Company's last three fiscal years, the compensation paid or accrued by the Company for those years to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers of the Company (collectively, the "Named Executives"):

                                                        LONG-TERM
                                                       COMPENSATION
                                  ANNUAL COMPENSATION     AWARDS
                                  -------------------- ------------
                                                        SECURITIES   ALL OTHER
   NAME AND PRINCIPAL      FISCAL                       UNDERLYING  COMPENSATION
        POSITION            YEAR  SALARY ($) BONUS ($)  OPTIONS(#)      ($)
   ------------------      ------ ---------- --------- ------------ ------------
Heywood L. Wilansky......   1996   800,000    200,000    104,800      948,778(1)
 President and Chief        1995   353,846    822,877    250,000      117,803
 Executive Officer          1994       --         --         --           --
M. Thomas Grumbacher.....   1996   351,923        --      45,800        2,775(2)
 Chairman of the            1995   450,000        --      25,000          675
 Board of Directors         1994   450,000    236,000     45,500        9,987
Michael L. Gleim.........   1996   414,417        --      26,200        4,692(2)
 Vice Chairman and          1995   311,923        --      56,600       20,628
 Chief Operating Officer    1994   315,404    158,000     30,400        9,987
Theodore C. Johnson, Jr..   1996   223,846        --         --         3,988(2)
 Senior Vice President,     1995   210,375        --       5,000       11,215
 Human Resources            1994   209,250     37,440     10,000        9,987
Douglas Lamm.............   1996   244,984        --         --         3,402(2)
 Senior Vice President,     1995    79,279     10,000     20,000          --
 General Merchandise
  Manager                   1994       --         --         --           --

--------
(1) Includes $39,146 for moving expenses, $200,000 for the purchase of an annuity in Mr. Wilansky's name, $698,193 for which the Company was obligated in connection with the sale of Mr. Wilansky's former residence and premiums on excess life insurance in the amount of $10,266.
(2) Includes Company contributions to its Retirement Savings/Profit Sharing Plan in the amounts of $1,500 and $600, respectively, for each of Messrs. Grumbacher, Gleim, Johnson and Lamm, and premiums on excess life insurance for each of Messrs. Grumbacher, Gleim, Johnson and Lamm in the respective amounts of $675, $2,592, $1,888 and $1,302.

STOCK OPTION GRANTS

  The following table contains information concerning the grant of stock options under the Company's Option Plan to each of the Named Executives during fiscal 1996. The Company does not have any plan pursuant to which stock appreciation rights may be granted.

                         OPTION GRANTS IN FISCAL 1996

                                       INDIVIDUAL GRANTS
                         -----------------------------------------------
                                                                         POTENTIAL REALIZABLE VALUE
                         NUMBER OF                                       AT ASSUMED ANNUAL RATES OF
                         SECURITIES    % OF TOTAL                         STOCK PRICE APPRECIATION
                         UNDERLYING  OPTIONS GRANTED EXERCISE              FOR OPTION TERM ($)(1)
                          OPTIONS     TO EMPLOYEES    PRICE   EXPIRATION ---------------------------
          NAME           GRANTED(#)  IN FISCAL 1996   ($/SH)     DATE         5%           10%
          ----           ----------  --------------- -------- ---------- ------------ --------------
Heywood L. Wilansky..... 104,800(2)       34.0%       6.125   2/25/2006  $    403,687 $    1,023,023
M. Thomas Grumbacher....  45,800(2)       14.9%       6.125   2/25/2006       176,421        447,085
Michael L. Gleim........  26,200(2)        8.5%       6.125   2/25/2006       100,922        255,756
                          26,200(3)        8.5%       6.125   2/25/2006       100,922        255,756
Theodore C. Johnson,
 Jr.....................       --          --           --          --            --             --
Douglas Lamm............       --          --           --          --            --             --

--------
(1) Illustrates value that might be realized upon exercise of options immediately prior to the expiration of their term, assuming specified compounded rates of appreciation on the Common Stock over the term of the options. Assumed rates of appreciation are not necessarily indicative of future stock performance.
(2) The options vest on February 26, 1999 only upon the Company meeting pre-established goals for return on investment and for total shareholders' return on the Common Stock as compared to a group of other retailers, each measured during the three year period of fiscal 1996 to 1998. Fifty percent of the options vest upon the attainment of each goal.
(3) One-third of the options vest on each of February 26, 1997, 1998 and 1999.

STOCK OPTION EXERCISES AND HOLDINGS

  The following table sets forth information related to the number and value of stock options of each of the Named Executives at February 1, 1997. None of the Named Executives exercised any stock options during fiscal 1996.

                       OPTION VALUES AT FEBRUARY 1, 1997

                               NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                                    OPTIONS AT           IN-THE-MONEY OPTIONS
                                FEBRUARY 1, 1997(#)    AT FEBRUARY 1, 1997($)(1)
                             ------------------------- -------------------------
                             EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
                             ----------- ------------- ----------- -------------
Heywood L. Wilansky.........    83,334      271,466      $31,250     $154,200
M. Thomas Grumbacher........       --        70,800          --        40,075
Michael L. Gleim............   101,827       97,965      177,579       75,849
Theodore C. Johnson, Jr.....    34,285        6,666       53,794          --
Douglas Lamm................     5,000       15,000          --           --

--------
(1) In-the-money options are options having a per share exercise price below $7.00, the closing price of shares of Common Stock on the Nasdaq National Market on January 31, 1997 (the last trading day in fiscal 1996). The amounts shown are the amounts by which the product of such closing price and the number of shares purchasable upon the exercise of such in-the-money options exceeds the aggregate exercise price of such shares.

EMPLOYMENT AGREEMENTS

  The Company has entered into an employment agreement with Mr. Wilansky which expires September 17, 1998 pursuant to which Mr. Wilansky is entitled to receive an annual base salary of at least $800,000 and a performance bonus based on the combined performance of the Company and Mr. Wilansky according to criteria to be established by the Compensation Committee. The maximum bonus attainable is 75% of Mr. Wilansky's base salary. The agreement also provides that the Company shall extend a non-interest bearing loan to Mr. Wilansky of $750,000 to allow Mr. Wilansky to purchase a primary residence, secured by a second deed of trust thereon. The loan is due in two equal installments to be paid in December of 1997 and April of 1999, subject to forgiveness of payments under certain circumstances. The agreement provides that in the event the Company discharges Mr. Wilansky without cause (as defined in such agreement), Mr. Wilansky shall continue to receive his base salary, pro-rated bonus and other benefits for the greater of the remaining term of the agreement or one year from termination of employment. In addition, pursuant to the employment agreement, the Company has agreed to invest $200,000 annually, for so long as Mr. Wilansky is employed by the Company, toward an annuity payable to Mr. Wilansky after age 55 which will provide a supplemental annual retirement income of approximately $300,000. The Company believes that the present value of the aggregate cost of this arrangement over time, assuming an interest rate of 6%, is approximately $2,500,000.

  The Company has entered into an employment agreement with Mr. Gleim which expires January 31, 1999 pursuant to which Mr. Gleim is entitled to receive an annual salary of at least $400,000 and is eligible for an annual bonus to be determined by the Compensation Committee. The agreement provides that in the event the Company discharges Mr. Gleim without cause or Mr. Gleim resigns for good reason (each as defined in the agreement), Mr. Gleim shall continue to receive his base salary and other benefits for the greater of the remaining term of the agreement or one year from termination of employment.

  The Company has entered into a severance agreement with each of its executive officers other than Messrs. Grumbacher, Wilansky and Gleim which provides for certain payments to be made by the Company in the event the executive officer is terminated without cause (as defined in such agreement).

STOCK PERFORMANCE GRAPH

  The following graph compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock from February 1, 1992 through February 1, 1997, the cumulative total return on the CRSP Total Return Index for The Nasdaq Stock Market (US Companies) and the Nasdaq Retail Trade Stocks Index during such period. The comparison assumes $100 was invested on February 1, 1992 in the Common Stock and in each of the foregoing indices and assumes the reinvestment of any dividends.


                           [LINE GRAPH APPEARS HERE]

REPORT OF THE COMPENSATION COMMITTEE

  The Compensation Committee, consisting entirely of non-employee directors, approves all general policies under which compensation is paid or awarded to the Company's executive officers. The Compensation Committee determines the compensation of M. Thomas Grumbacher, the Company's Chairman of the Board, of Heywood L. Wilansky, the Company's President and Chief Executive Officer, and of Michael L. Gleim, the Company's Vice Chairman and Chief Operating Officer. The Compensation Committee has delegated to the Executive Committee of the Board, which is comprised of Messrs. Grumbacher, Wilansky and Gleim, the initial responsibility of recommending the compensation for the executive officers of the Company other than Messrs. Grumbacher, Wilansky and Gleim. The Executive Committee reports its recommendations with respect to the level and form of compensation to be provided to such other executive officers, and the Compensation Committee then votes on such recommendations.

  The basic forms of executive compensation are annual compensation, in the form of salary and possible bonuses, and long-term incentives, currently consisting primarily of stock options. The Compensation Committee seeks to achieve a mix of these various forms of compensation which will properly compensate and motivate its executives on an individual basis. In doing so, the Compensation Committee, with the input of the Executive Committee with respect to the executive officers other than Messrs. Grumbacher, Wilansky and Gleim, considers various aspects of the Company's operating results as well as its financial condition and considers each executive's role in such achievement.

Annual Compensation -- Salary and Bonus

  Annual compensation is comprised of a base salary and a possible bonus. The Compensation Committee set the base salary of the Chairman of the Board for fiscal 1996 and for fiscal 1995. The base salaries for the Company's President and Chief Executive Officer and for the Vice Chairman and Chief Operating Officer are established pursuant to employment agreements which have been approved by the Compensation Committee. The remainder of the Company's executives have their base salaries approved annually by the Compensation Committee based on recommendations from the Executive Committee, which considers such factors as individual and Company performance.

  The Compensation Committee believes that it is appropriate for an increasing amount of the potential annual compensation for the Chairman of the Board, the President and Chief Executive Officer, and the Vice Chairman and Chief Operating Officer to be provided in the form of an annual bonus which is dependent upon the Company's performance. For fiscal 1996, there was in place a plan to grant bonuses to the Chairman of the Board and the Vice Chairman and Chief Operating Officer based on a combination of the Company's earnings before interest, taxes and LIFO charges ("EBIT") and net income during fiscal 1996. As a result of the Company's performance for fiscal 1996, there were no bonuses paid to the Chairman of the Board and the Vice Chairman and Chief Operating Officer. The annual bonus paid to the Company's President and Chief Executive Officer for fiscal 1996 was set in Mr. Wilansky's employment agreement.

  With respect to the Company's executive officers other than Messrs. Grumbacher, Wilansky and Gleim, the Company has adopted the MIP.

Long-Term Incentives -- Stock Options and Restricted Stock Awards

  The Compensation Committee administers the Option Plan which provides for the grant of stock options and restricted stock awards, both of whose value is related to the value of the Common Stock. Accordingly, grants of stock options and restricted stock awards are intended to help align the executive officers' interests with that of shareholders by increasing such officers' stakes in the Company.

  Stock options and restricted stock awards generally vest over a number of years, and any unvested options or shares of restricted stock are usually forfeited ninety days after termination of the recipient's employment with the Company. Such awards, therefore, are also intended to encourage recipients to remain in the employ of the Company over a substantial period of time.

  The Compensation Committee adopted in February 1994 the LTI Plan, for the Company's Chairman of the Board, the President and Chief Executive Officer and the Vice Chairman and Chief Operating Officer. Under this plan, each of these executive officers received in fiscal 1996 stock options that will vest only if the Company meets pre-established goals for return on investment and for total shareholders' return on the Common Stock as compared to a group of other retailers, each measured during the succeeding three-year period. Each participant in this plan chose, on the date of the grant, to have any performance award earned paid in options to purchase Common Stock at the fair market value on the date of grant. Other choices made available to each participant included cash and shares of Common Stock. By establishing this long-term incentive plan, the Compensation Committee intended to increase the participants' stakes in the long-term performance of the Company.

  In addition, the Vice Chairman and Chief Operating Officer received a grant of stock options under the LTI Plan which vests in three equal annual installments beginning on the first anniversary of the date of grant.

  The performance options, together with the grant of these options, have an estimated net present value that for fiscal 1996 did not exceed 25% of any executive's base salary for such period.

  Of the 308,086 total stock options granted in fiscal 1996, 265,336 were granted to the Company's senior executive officers.

 Qualifying Executive Compensation for Deductibility Under Provisions of the Internal Revenue Code

  The Code provides that publicly held corporations may not generally deduct compensation for its chief executive officer and certain other executive officers to the extent that compensation for the executive exceeds $1,000,000 unless such compensation is "performance based" as defined in the Code. The Compensation Committee intends to take such actions as are appropriate to qualify, to the extent possible, compensation paid to executives for deductibility under the Code. The Compensation Committee notes that recent amendments to the LTI Plan were designed to preserve the deductibility for the Company of income realized by executive officers upon the exercise of stock options under the LTI Plan regardless of whether such income, together with salary, bonus and other compensation, exceeds the limitation.

      COMPENSATION COMMITTEE:
      Roger S. Hillas
      Leon F. Winbigler

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on the Company's review of the copies of these reports and written representations received from reporting persons, the Company believes that all filings required to be made by the reporting persons for the period February 4, 1996 through February 1, 1997 were made on a timely basis other than a report on Form 3 by Samuel J. Gerson, director of the Company, which was filed late, and reports on Form 5 for grants of stock options by each of H. Stephen Evans, Michael L. Gleim, Paul Lindblom, Ryan J. Sattler and Heywood L. Wilansky, each an executive officer of the Company, which were filed late.

CERTAIN TRANSACTIONS

  The Company leases its Oil City, Pennsylvania and Butler, Pennsylvania stores from M. Thomas Grumbacher. Mr. Grumbacher is the ground tenant under leases from the owners of the respective shopping centers. These leases between the Company and Mr. Grumbacher were entered into on January 1, 1981 and February 17, 1981, respectively. The aggregate rental payments during fiscal 1996 for the Oil City store and the Butler store to Mr. Grumbacher were $216,750 and $264,000, respectively. The Oil City and Butler leases also require payment of a percentage rent (1% of sales in excess of $5.3 million with respect to Oil City and 1% of sales in excess of $7.0 million with respect to Butler) which Mr. Grumbacher passes through to the ground lessor. Both leases terminate on July 31, 2006 and provide the Company with five five-year renewal options.

  Additionally, the Company leases the land for its York Galleria store from MBM Land Associates Limited Partnership ("MBM"), a partnership of which M. Thomas Grumbacher, through a wholly-owned corporation, and certain trusts established for the benefit of his three children, are the partners. The lease expires onSeptember 30, 2019, and the Company has the right to extend the term of the lease for six additional periods of five years each. Rental payments by the Company during fiscal 1996 for the York Galleria store aggregated $63,000.

  The Company also leases a portion of the property on which its distribution center is located from MBM. The remainder is leased from Mr. Grumbacher. Aggregate annual rental payments under the leases are $162,000 until January 1, 2001. During fiscal 1996, Mr. Grumbacher and MBM received rental payments from the Company under such leases aggregating $105,565 and $56,435, respectively. Each of the leases terminates on May 31, 2017, and the Company has the right to extend the term of each of the leases for two additional periods of five years each at the then fair market rental value.

  Total lease payments to M. Thomas Grumbacher and affiliated entities with respect to fiscal 1996 were $705,750.

  During fiscal 1991, the Company entered into a Tax Indemnification Agreement with its shareholders prior to the initial public offering of its Common Stock which provides for, among other things, an indemnification of such shareholders for any losses or liabilities with respect to any additional taxes (including interest, penalties and legal fees) resulting from the Company's operations during the period in which it was an S Corporation. No amounts were distributed under the Tax Indemnification Agreement during fiscal 1996.

  In November 1996, the Company extended to James H. Baireuther, Senior Vice President and Chief Financial Officer, a relocation loan in the amount of $85,000 in connection with Mr. Baireuther's employment by the Company. Such loan bears interest at 9.0% and is due and payable on November 21, 1997.

                             SHAREHOLDER PROPOSALS

  Shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company at the address appearing on the first page of this proxy statement by January 14, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                            SOLICITATION OF PROXIES

  The enclosed form of proxy is being solicited on behalf of the Company's Board of Directors. The Company will bear the cost of the solicitation of the Board of Directors' proxies for the meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners.

  In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone, telegraph or telecopy by directors, officers or regular employees of the Company, or by a professional proxy solicitation organization engaged by the Company.

                                          By order of the Board of Directors

                                          ROBERT E. STERN
                                          Vice President and Secretary

                                                                Appendix A
                                                                (included with
                                                                the EDGAR filing
                                                                only)

                            THE BON-TON STORES, INC.
                     AMENDED AND RESTATED 1991 STOCK OPTION
                            AND RESTRICTED STOCK PLAN
              --------------------------------------------------

                       (As proposed to be amended at the
                      1997 Annual Meeting of Shareholders)

          1.  Purpose.  The Bon-Ton Stores, Inc. hereby amends and restates The
              -------
Bon-Ton Stores, Inc. Amended and Restated 1991 Stock Option and Restricted Stock Plan to be hereafter known as The Bon-Ton Stores, Inc. Amended and Restated 1991 Stock Option and Restricted Stock Plan (the "Plan"). The Plan is intended to recognize the contributions made to the Company by employees (including employees who are members of the Board of Directors), directors, consultants and advisors of the Company or any Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, par value $.01 per share (the "Common Stock").

          2.  Definitions.  Unless the context clearly indicates otherwise, the
              -----------
following terms shall have the following meanings:

              (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of section 424(e) or (f) of the Code.

              (b) "Award" means an award of Restricted Stock, granted under the Plan, designated by the Committee at the time of such grant as an Award, and containing the terms specified herein for Awards.

              (c) "Award Document" means the document described in Section 9 which sets forth the terms and conditions of each grant of an Award.

              (d) "Board of Directors" means the Board of Directors of the Company.

              (e) "Change of Control" shall have the meaning as set forth in
Section 10 of the Plan.

          (f) "Code" means the Internal Revenue Code of 1986, as amended.

          (g) "Committee" shall have the meaning set forth in subsection 3(a).

          (h) "Company" means The Bon-Ton Stores, Inc., a Pennsylvania corporation.

          (i) "Disability" shall have the meaning set forth in section 22(e)(3) of the Code.

          (j) "Fair Market Value" shall have the meaning set forth in Section 8(b) of the Plan.

          (k) "Grantee" means a person who is granted Restricted Stock.

          (l) "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of section 422(b) of the Code.

          (m) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of section 422(b) of the Code.

          (n) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

          (o) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

          (p) "Option Document" means the document described in Section 8 which sets forth the terms and conditions of each grant of Options.

          (q) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to subsection 8(b).

          (r) "Restricted Stock" means shares issued to a person pursuant to an Award.

          (s) "Shares" means the shares of Common Stock of the Company which are the subject of Options or Awards.

          (t) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          3.  Administration of the Plan.
              --------------------------

              (a) Committee.  The Plan shall be administered by the Board of
                  ---------
Directors, or, in the discretion of the Board of Directors, by a committee composed of two or more of the members of the Company's Board of Directors. To the extent possible, and to the extent the Board of Directors deems it necessary or appropriate, each member of the Committee shall be a "Non-Employee Director" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act) and an "Outside Director" (as such term is defined in Treasury Regulations Section 1.162-27 promulgated under the Code); however, the Board may designate two committees to operate and administer the Plan in its stead. Any of such committees designated by the Board of Directors is referred to as the "Committee," and, to the extent that the Plan is administered by the Board of Directors, "Committee" shall also refer to the Board of Directors as appropriate in the particular context. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

              (b) Meetings.  The Committee shall hold meetings at such times and
                  --------
places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

              (c) Grants.  The Committee shall from time to time at its
                  ------
discretion direct the Company to grant Options or Awards pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the Optionees and Grantees to whom and the times at which Options and Awards shall be granted, (ii) determine the price at which Options shall be granted, (iii) determine the type of Option to be granted and the number of Shares subject thereto, (iv) determine the number of Shares to be granted pursuant to each Award and (v) approve the form and terms and conditions of the Option Documents and of each Award; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the Optionee's or Grantee's services and responsibilities, the Optionee's or Grantee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or Award granted under it shall be final, binding and conclusive.

              (d) Exculpation.  No member of the Committee shall be personally
                  -----------
liable for monetary damages as such for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options or Awards thereunder unless (i) the member of the Committee has breached or failed to perform the duties of his office within the meaning of subchapter B of Chapter 17 of the Pennsylvania Business Corporation Law of 1988, as amended, and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this subsection 3(c) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute or to the liability of a member of the Committee for the payment of taxes pursuant to local, state or federal law.

              (e) Indemnification.  Service on the Committee shall constitute
                  ---------------
service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Articles of Incorporation and/or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options or Awards thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

          4.  Grants of Options under the Plan.  Grants of Options under the
              --------------------------------
Plan may be in the form of a Non-qualified Stock Option, an ISO or a combination thereof, at the discretion of the Committee.

          5.  Eligibility.  All employees (including employees who are members
              -----------
of the Board of Directors of the Company or its Affiliates), directors, consultants and advisors of the Company or its Affiliates shall be eligible to receive Options or Awards hereunder; provided, that directors (other than directors who are employees of the Company or its Affiliates) shall not be eligible to receive ISOs. The Committee, in its sole discretion, shall determine whether an individual qualifies as an employee, consultant or advisor of the Company or its Affiliates.

          6.  Shares Subject to Plan.  The aggregate maximum number of Shares
              ----------------------
for which Options or Awards may be granted pursuant to the Plan is 1,900,000, adjusted as provided in Section 11. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, or if Restricted Stock is cancelled or forfeited pursuant to the terms of an Award, the Shares for which the Option was not exercised or which were cancelled or forfeited pursuant to the Award may again be the subject of an Option or Award granted pursuant to the Plan.

          7.  Term of the Plan.  No Option or Award may be granted under the
              ----------------
Plan after September 15, 2001.

          8.  Option Documents and Terms.  Each Option granted under the Plan
              --------------------------
shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO for federal income tax purposes. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

          (a) Number of Option Shares.  Each Option Document shall state the
              -----------------------
number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISOs and Options which are not intended to be ISOs, but only on the terms and subject to the conditions and restrictions of the Plan. The maximum number of Shares for which Options may be granted to any single Optionee in any fiscal year, adjusted as provided in Section 11, shall be 500,000 Shares.

          (b) Option Price.  Each Option Document shall state the Option Price
              ------------
which, for all ISOs, shall be at least 100% of the Fair Market Value of the Shares at the time the Option is granted as determined by the Committee in accordance with this subsection 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under section 424(d) of the Code, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares at the time the Option is granted. If the Common Stock is traded in a public market, then the Fair Market Value per share shall be, if the Shares are listed on a national securities exchange or included in the NASDAQ National Market System, the last reported sale price thereof on the relevant date, or, if the Shares are not so listed or included, the mean between the last reported "bid" and "asked" prices thereof, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc., or as reported in a customary financial reporting service, as applicable and as the Committee determines, on the relevant date. If the Common Stock is not traded in a public market on the relevant date, the Fair Market Value shall be as determined in good faith by the Committee.

          (c) Exercise.  No Option shall be deemed to have been exercised prior
              --------
to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Optionee has been advised and understands that
(A) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (I) registration under federal or state securities laws, (II) the receipt of an opinion that an appropriate exemption from such registration is available, (III) the listing or inclusion of the Shares on any securities exchange or in an automated quotation system or (IV) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this Subsection 8(c) has occurred.

          (d) Medium of Payment.  An Optionee shall pay for Shares (i) in cash,
              -----------------
(ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee for at least six months. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, accompanied by stock powers duly endorsed in blank by the Optionee. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

          (e)  Termination of Options.
               ----------------------

               (i) No Option shall be exercisable after the first to occur of the following:

                  (A) Expiration of the Option term specified in the Option Document, which shall not exceed (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                  (B) Expiration of ninety (90) days from the date the Optionee's employment or service with the Company or its Affiliates terminates for any reason other than Disability or death or as otherwise specified in subsection 8(e)(i)(D) or Section 10 below;

                  (C) Expiration of one year from the date the Optionee's employment or service with the Company or its Affiliates terminates due to the Optionee's Disability or death;

                  (D) A finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his employment or service contract with the Company or an Affiliate, or has been engaged in any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price of such Shares. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture; or

                (E) The date, if any, set by the Board of Directors as an accelerated expiration date pursuant to Section 10 hereof.

              (ii) Notwithstanding the foregoing, the Committee may extend the period during which an Option may be exercised to a date no later than the date of the expiration of the Option term specified in the Option Documents, as they may be amended, provided that any change pursuant to this subsection 8(e)(ii) that would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

          (f) Transfers.  No Option granted under the Plan may be transferred,
              ---------
except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by him. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

          (g) Holding Period.  No Option granted under the Plan may be exercised
              --------------
unless six months, or such greater period of time as may be specified in the Option Documents, have elapsed from the date of grant.

          (h) Limitation on ISO Grants.  In no event shall the aggregate Fair
              ------------------------
Market Value of the Shares (determined at the time the ISO is granted) with respect to which an ISO is exercisable for the first time by the Optionee during any calendar year (under all incentive stock option plans of the Company or its Affiliates) exceed $100,000.

          (i) Other Provisions.  The Option Documents shall contain such other
              ----------------
provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

          (j) Amendment.  The Committee shall have the right to amend Option
              ---------
Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Section 10 of the Plan.

          9.  Award Documents and Terms.  Awards granted pursuant to the Plan
              -------------------------
shall be evidenced by an Award Document in such form as the Committee shall from time to time approve, which Award Document shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan. A Grantee shall not have any rights with respect to an Award until and unless such Grantee shall have executed an Award Document containing the terms and conditions determined by the Committee.

              (a) Number of Shares and Price.  Each Award Document shall state
                  --------------------------
the number of Shares of Restricted Stock to which it pertains. No cash or other consideration shall be required to be paid by the Grantee for an Award.

              (b) Certificates.  Each Grantee shall be issued a certificate in
                  ------------
respect of Shares subject to an Award. Such certificate shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Company may require that the certificate evidencing such Shares be held by the Company until all restrictions on such Shares have lapsed.

              (c) Restrictions.  Subject to the provisions of the Plan and the
                  ------------
Award Documents, during a period set by the Committee commencing with the date of such Award, which period shall extend for at least six months from the date of such Award (except as provided by Paragraph 9(g)), the Grantee shall not be permitted to sell, transfer, pledge, assign, or otherwise dispose of Shares of Restricted Stock awarded under the Plan.

              (d) Lapse of Restrictions.  Subject to the provisions of the Plan
                  ---------------------
and the Award Document, restrictions upon Shares of Restricted Stock subject to an Award shall lapse at such time or times and on such terms and conditions as the Committee may determine and set forth in the Award Document; provided, however, that the restrictions upon such Shares shall lapse only if the Grantee on the date of such lapse is, and has continuously been an employee of the Company or its affiliates from the date such Award was granted. The Award Document may provide for the lapse of restrictions in installments, as determined by the Committee. In the event that a Grantee's employment terminates as a result of the Grantee's death or Disability, all remaining restrictions with respect to such Grantee's Restricted Stock shall immediately lapse, unless otherwise provided in the Award Document.

              (e) Rights of the Grantee.  Grantees may have such rights with
                  ---------------------
respect to the Shares subject to an Award as may be determined by the Committee and set forth in the Award Document, including the right to vote such Shares, and the right to receive dividends paid with the respect to such Shares.

              (f) Dividends.  The Committee may, in its sole discretion, provide
                  ---------
in an Award Document, that an amount equivalent to any dividends payable with respect to the number of Shares of Restricted Stock granted, but not yet delivered, be invested and reinvested in additional Shares of Restricted Stock, which shall be subject to the same restrictions as Restricted Stock to which the dividends relate. Such Shares of Restricted Stock shall be reflected in accordance with the terms of the Award Document, by the credit of additional full or fractional Shares, calculated to the thousandth of a Share, in an amount equal to the value of the declared dividend divided by the Fair Market Value of a Share on the date of payment of the dividend. Any arrangements for the credit of additional Shares of Restricted Stock shall terminate if, and to the extent that, under the terms of the Award Document, the right to receive the Restricted Stock to which the dividends relate shall terminate or lapse.

              (g) Forfeiture of Restricted Stock.  In the event that a Grantee's
                  ------------------------------
employment with the Company terminates for any reason, other than because of death or Disability, any Restricted Stock held by such Grantee which is still subject to restrictions shall be forfeited by the Grantee and reacquired by the Company. The Company may, in its sole discretion, waive, in whole or in part, any remaining restrictions with respect to such Grantee's Restricted Stock.

              (h) Delivery of Shares.  When the restrictions imposed on
                  ------------------
Restricted Stock expire or have been cancelled with respect to one or more Shares (whether issued as an Award or as additional Restricted Stock pursuant to Paragraph 9(f)), the Company shall notify the Grantee that such restrictions no longer apply with respect to such Shares, and shall deliver to the Grantee (or the person to whom ownership rights in such Restricted Stock may have passed by will or the laws of descent and distribution) a certificate for the number of Shares of Restricted Stock for which restrictions have been cancelled or have expired, without any legend or restrictions (except those that may be imposed by the Committee in its sole judgment to ensure compliance with the then existing requirements of the Act and the Exchange Act). The right to payment for any fractional Shares that may have accrued shall be satisfied in cash based on the Fair Market Value of a Share on the date the restriction with respect to such fractional Share lapsed or terminated.

          10.  Change of Control.  In the event of a Change of Control, the
               -----------------
Committee may take whatever action with respect to Options and Awards outstanding as it deems necessary or desirable, including, without limitation, accelerating the expiration or termination date or the date of exercisability in any Option Documents, or removing any restrictions from or imposing any additional restrictions on any outstanding Awards.

               A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) and the shareholders of the other constituent corporation (or its board of directors if shareholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock or other common voting stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and if applicable voting securities) is to be held in the same proportion as such holders' ownership of Common Stock or other common voting stock of the Company immediately before the merger or consolidation, or (iv) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) other than M. Thomas Grumbacher, members of his family, his lineal descendants, or entities of which such persons are the beneficial owners of at least fifty percent (50%) of the voting interests, the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, shall have become the beneficial owner of, or shall have obtained voting control over, outstanding shares of the Company's voting stock representing more than fifty percent (50%) of the voting power of all of the Company's outstanding voting stock, or (v) the first day after the date this Plan is effective when directors constituting a majority of the Board of Directors shall have been members of the Board of Directors for less than twelve (12) months, unless the nomination for election of each new director who was not a director at the beginning of such twelve (12) month period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          11.  Adjustments on Changes in Capitalization.  The aggregate number
               ----------------------------------------
of Shares and class of Shares as to which Options and Awards may be granted hereunder, the limitation granted to individuals set forth in Section 8(a) hereof, the number of Shares covered by each outstanding Option or Award, and the Option Price for each related outstanding Option, shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive; provided, however, that no adjustment shall be made which will cause an ISO to lose its status as such without the consent of the Optionee, except for adjustments made pursuant to Section 10 hereof.

          12.  Amendment of the Plan.  The Board of Directors of the Company may
               ---------------------
amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company may not: (i) change the class of individuals eligible to receive an ISO, (ii) increase the maximum number of Shares as to which Options or Awards may be granted, or (iii) make any other change or amendment as to which shareholder approval is required in order to satisfy the conditions set forth in Rule 16b-3 promulgated under the Exchange Act in each case without obtaining approval, within twelve months before or after such action, by (A) vote of a majority of the votes cast at a duly called meeting of the shareholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the matter or by (B) a method and in a degree that would be treated as adequate under applicable state law for actions requiring shareholder approval, including without limitation by written consent of shareholders constituting a majority of all shares of outstanding voting stock of the Company entitled to vote. No amendment to the Plan shall adversely affect any outstanding Option or Award, however, without the consent of the Optionee or Grantee.

          13.  No Commitment to Retain.  The grant of an Option or Award
               -----------------------
pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee or Grantee in the employ of the Company or an Affiliate and/or as a member of the Company's Board of Directors or in any other capacity.

          14.  Withholding of Taxes.  Whenever the Company proposes or is
               --------------------
required to deliver or transfer Shares in connection with an Award or the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's or Grantee's compliance, to the Company's satisfaction, with any withholding requirement.

          15.  Interpretation.  The Plan is intended to enable transactions
               --------------
under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities Exchange Act) to satisfy the conditions of Rule 16b-3 promulgated under the Exchange Act; any provision of the Plan which would cause a conflict with such conditions shall be deemed null and void to the extent permitted by applicable law and in the discretion of the Board of Directors.

                                                                      APPENDIX 2

================================================================================

                           THE BON-TON STORES, INC.


                   Long-Term Incentive Plan For Principals


                             ADMINISTRATIVE GUIDE


                                 MARCH 1, 1996

================================================================================

                           THE BON-TON STORES, INC.

                          LONG-TERM INCENTIVE PROGRAM

--------------------------------------------------------------------------------

                    SECTION                                              PAGE
---------------------------------------------                         ----------
1.   Introduction                                                     1

2.   Objectives                                                       2

3.   Overview                                                         3

4.   Stock Options                                                    4

5.   Performance Awards                                               5

6.   Grant Size Determination and Potential Award Value               7

7.   Termination Provisions                                           9

8.   Change-in-Control Provisions                                     10

9.   Administration                                                   11

10.  Illustrations                                                    12

Appendix

     Plan and Agreements

================================================================================
                                1. INTRODUCTION
================================================================================


The Bon-Ton's compensation program for the principals of the Company has four components:

1. BASE SALARY, which provides a competitive rate of fixed pay reflecting the market value of the executive's expertise, function, and contribution to the Company.


2. ANNUAL BONUS, which provides a reward for achieving key one-year operating and financial objectives related to the growth and profitability of the Company.


3. DEFERRED COMPENSATION, which allows principals to elect to defer part of base salary and bonus to accumulate capital to supplement the Company's retirement program and/or to support intermediate financial needs. This program provides flexibility to accommodate personal financial considerations, which can vary by individual and for the same individual over time, based on age and other factors.

4. LONG-TERM INCENTIVE, which provides a reward for achieving key long-term financial objectives related to increases in shareholder value. Like the deferred compensation plan, this plan is intended to allow principals to accumulate capital to supplement the Company's retirement program and/or to support intermediate financial needs, with flexibility to accommodate various personal financial considerations.

The purpose of this guide is to describe the fourth component of the pay package: Long-Term Incentive Plan for Principals. The guide outlines the plan's objectives, incentive vehicles, links to Company performance, mechanics, and illustrations of how it works. Any questions may be directed to the Chief Financial Officer.

================================================================================
                                 2. OBJECTIVES
================================================================================


The long-term incentive component of the principals' pay program is intended to work in tandem with the other three components of the pay program to achieve the following objectives:

 .    To provide a competitive component of executive income linked to the increase in the Company's shareholder value.

 .    To focus and reward executives for stock price appreciation.

 .    To focus and reward executives for achieving long-term performance objectives.

 .    To provide executives with a capital accumulation opportunity that is consistent with their individual attitudes toward risk and the stock market and their personal considerations regarding their investment portfolios.

================================================================================
                                  3. OVERVIEW
================================================================================

The Long-Term Incentive Plan comprises two vehicles: stock options and performance awards. Both stock options and performance awards are granted annually.

The stock option grants are similar to those that have been made historically. They are explained in Section 4 of this guide. The performance award component offers three incentive vehicles from which participants chose one each year: performance units, performance shares, and performance stock options (in addition to the stock option component). The performance awards vest at the end of a three-year performance cycle to the extent a specified performance goal is achieved. Performance awards are described in detail in Section 5.

As explained in detail in Section 6, the size of the grants is determined as follows:

 .    Target present value of the long-term opportunity is established for each principal based on target compensation mix and competitive practice.

 .    Target present value is divided in two portions, one for stock options and one for performance awards.

 .    For stock options: target present value for the stock option component is divided by the present value of one option to determine the number of stock options. For performance awards: target present value for the performance award component is divided by the present value of the award vehicle selected.

===============================================================================
                               4. STOCK OPTIONS
===============================================================================

Stock options granted under the Long-Term Incentive Plan will operate according to the terms and conditions set forth in the Amended and Restated 1991 Stock Option and Restricted Stock Plan (contained in the Appendix of this guide). Each grant of stock options will be evidenced by an Option Document, which sets forth the terms and conditions of each grant.

Incentive Stock Options (ISOs) will be granted to the extent possible under prevailing tax laws, unless otherwise decided by the Compensation Committee. The remainder of the stock option grants will be nonqualified stock options.

The term of the stock options, which will be specified in the Option Document, will generally be ten years. The options will have a vesting schedule in the Option Document which prescribes when and under what conditions the options become exercisable. Generally, the options will become exercisable in four equal annual installments beginning one year after the date of grant, though this vesting schedule may vary from grant to grant. The options remain exercisable until the end of their term, or earlier in the case of termination of employment (as explained in Section 8). They may become exercisable earlier in the event of a change of control (as explained in Section 9).

The exercise price of the options is the Fair Market Value of the shares at the time the option is granted, which is deemed to be the last reported sale price on the grant date.

===============================================================================
                             5. PERFORMANCE AWARDS
===============================================================================

Each year performance awards are granted with a new three-year performance cycle.

At the outset of each performance cycle, the participant selects one of three awards which will be granted for that three-year cycle. The award selected may be the same as or different than the award selected for other performance cycles.

The three award vehicles are as follows:

1.   Performance Units

     A performance unit is a unit whose value equals the price of a share of The Bon-Ton Stock on the date of grant that is granted to the participant at the beginning of the performance cycle and earned at the end of the performance cycle if the performance goals set for the cycle are met. The value of the Unit remains fixed throughout the performance cycle. At the end of the cycle, the value of the Units that are earned is paid to the participant in cash. If the Units are not earned, there is no payout.

2.   Performance Shares

     A performance share is a share of The Bon-Ton Stock that is granted to the participant at the beginning of the performance cycle and earned at the end of the cycle if the performance goals set for the cycle are met. The value of the Share fluctuates throughout the performance cycle with the price of The Bon-Ton Stock. The Shares have a forfeiture restriction until the end of the cycle. If the Shares are earned, the restriction lapses; if the Shares are not earned, the shares are forfeited.

3.   Performance Stock Options

     A performance stock option is a nonqualified stock option to buy a share of The Bon-Ton stock at the price on the date of grant that is granted to the participant at the beginning of the performance cycle and earned at the end of the performance cycle if the performance goals set for the cycle are met. The value of the options is zero when granted and fluctuates throughout the performance cycle with the appreciation in the share price. The options have a forfeiture restriction until the end of the performance cycle. If they are earned, the restriction lapses; if they are not earned, they are forfeited.

All awards are earned at the end of the three-year performance cycle if the performance goal(s) set for the cycle are achieved. If the goal(s) are met or exceeded, 100% of the awards are earned. If the goal(s) are not achieved, all awards are forfeited. However, if the goal(s) are not achieved, the Compensation Committee has the authority to extend the performance cycle by one or two years, at the end of which time actual performance over the extended
cycle will be measured against the original goals set for the cycle.   If the
goals are met or exceeded over the extended performance cycle, 50% of the awards are earned and 50% are forfeited. If the goals are not achieved, all awards are forfeited.

A new three-year performance cycle begins each year. Performance measures and goals are established at the beginning of each cycle. One or more performance measures may be used for a cycle. The performance goals may be expressed as an absolute dollar or percentage amount or as a percentile ranking against as defined peer group. For a particular performance cycle, both the performance measures and goals set for each measure may be the same or different than the measures and goals set for other performance cycles. The performance measures will be indicators of long-term shareholder value, such as Return on Shareholder Equity (ROE), Economic Value Added (EVA), or Total Shareholder Return (stock price appreciation plus dividends).

================================================================================
             6. GRANT SIZE DETERMINATION AND POTENTIAL AWARD VALUE
================================================================================


A specified percent is applied to the participant's base salary to determine the target present value of the long-term incentive opportunity. The percentage to be applied may or may not be the same for each participant and may or may not be the same each year. Generally, though, the percent will be the same for all participants and will be the same year to year (around 25%).

The target present value of long-term incentive opportunity for each participant is divided between stock options and performance awards. The balance between the two may or may not be the same for each participant and may or may not be the same each year. Generally, the split will be half stock options, half performance awards for all participants each year.

To determine the number of options in the stock option grant, the portion of the present value of the long-term incentive opportunity assigned to stock options is divided by the present value of one stock option.

The present value of one stock option is calculated as follows:

     Share price on the grant date (i.e., exercise price) projected three years based on the assumed compound annual growth rate for the cycle minus the share price on the grant date equals the gain in one stock option at the end of three years. The gain is discounted back three years based on the assumed interest rate for the cycle to determine the present value of the stock option.

To determine the size of the performance award grant, the portion of the present value of the long-term incentive opportunity assigned to performance awards is divided by the present value of the performance award selected by the participant.

The present value of one performance unit is determined as follows:

     Share price on grant date, which is the amount that will be paid out at the end of the three-year performance cycle, is discounted back three years based on the assumed interest rate for the cycle to determine the present value of one Unit.

The present value of one performance share is determined as follows:

     Share price on grant date projected three years based on the assumed compound annual growth rate for the cycle is the value of one Share at the end of the three-year cycle. The value is discounted back three years based on the assumed interest rate for the cycle to determine the present value of one Share.

The present value of one performance stock option is determined as described above for stock options.

The grants determined for the three award vehicles will all have the same present value on the grant date. Performance shares have the highest present value per share, so there will be fewer of them in the grant than either units or options. Performance stock options have the lowest present value per option, so there will be more of them in the grant than either shares or units.

The actual value at the end of the performance cycle is fixed for the Units but is variable (dependent on share price) for the Shares and Options. The least leveraged/lowest risk award vehicle is the performance unit, since the value is fixed on the date of grant. The most leveraged/highest risk award vehicle is the performance stock options since the Option could be underwater, i.e., with no value, when it is earned (though the participant could hold it seven years until the end of the option term). The middle award vehicle is the performance share whose value when earned could be higher or lower than its initial value when granted (and the participant could hold it indefinitely).

================================================================================
                           7. TERMINATION PROVISIONS
================================================================================


A participant who leaves the Company for any reason other than death, disability, or normal retirement as agreed between the participant and the Company forfeits all unvested stock options and unearned performance awards. The participant has ninety days from the termination date to exercise vested stock options.

If a participant dies or becomes disabled, all unvested options vest and unearned performance awards are paid out. The participant or beneficiary may exercise the options within one year of the date of death/disability.

In the event of a normal retirement as agreed between the participant and the Company, the participant may hold unvested stock options until they vest and then has one year from the date of vesting to exercise them. The retiree may exercise options that are vested on the retirement date within one year of retirement. Performance awards are partially earned and paid out on the retirement date to the extent the Compensation Committee deems the performance goals have been met and the portion of the performance cycle that has elapsed.

Notwithstanding these general guidelines, the Committee designated by the Board of Directors to administer the plan may extend the period following termination during which an option may be exercised but not beyond the end of the option term.

================================================================================
                        8. CHANGE-IN-CONTROL PROVISIONS
================================================================================

In the event of Change of Control as defined in the Amended and Restated 1991 Stock Option and Restricted Stock Plan, all unvested stock options vest immediately. Unearned performance awards are earned based on the price of the stock in the sale of the Company and as if the performance cycle had ended and all performance goals had been met.

================================================================================
                               9. ADMINISTRATION
================================================================================


The Plan will be administered by the Committee of the Board of Directors designated to administer the Amended and Restated 1991 Stock Option and Restricted Stock Plan. The Committee will have the authority to approve the participants, grants, vesting, performance measures and goals, and other administrative matters.

The Chief Executive Officer will recommend to the Committee who should participate, the size of incentive opportunities, and the balance between stock options and performance awards. The Chief Financial Officer will provide input regarding the performance measures and goals as well as assumptions required to calculate the present value of stock options and performance awards, to ensure that the Plan is consistent with the Company's long-term financial plans and budgets.

The Committee will approve the earn-out of all performance awards based on their assessment of the Company's performance against the performance goal(s).

================================================================================
                               10. ILLUSTRATIONS
================================================================================

ASSUMPTIONS
-----------

Long-term incentive opportunity as a percent of base salary is 25%.

Split between stock options and performance awards is 50%/50%.

Salaries of the three participants are:

     Participant A: $400,000
     Participant B: $360,000
     Participant C: $300,000

Performance award selections are:

     Participant A: performance units
     Participant B: performance shares
     Participant C: performance stock options

Share price on grant date is $6.

Expected annual stock price growth rate is 8%. Discount factor is 6%.

Performance goal is 3-year ROE of 14.0%.

PARTICIPANTS' GRANTS
--------------------

Based on the above assumptions, the present value of each award vehicle and the grant sizes for each participant are calculated as follows:

                                                        ($000)
===================================================================================================================
                                    LTI OPPORTUNITY                       PV                        GRANT
                              -------------------------------------------------------------------------------------
                                        STOCK     PERFORMANCE     STOCK     PERFORMANCE      STOCK     PERFORMANCE
PARTICIPANT    SALARY         TOTAL    OPTIONS      AWARDS        OPTION       AWARD        OPTIONS       AWARDS
-------------------------------------------------------------------------------------------------------------------
   A           $400           $100     $50.0        $50.0        $  1.31      $5.04         38,200       9,900
-------------------------------------------------------------------------------------------------------------------
   B            360             90      45.0         45.0           1.31       6.35         34,350       7,100
-------------------------------------------------------------------------------------------------------------------
   C            300             75      37.5         37.5           1.31       1.31         28,625      28,625
===================================================================================================================

AWARD VALUE
-----------

Assume that actual share price doubles and at the end of performance cycle is $12 and that 3-year average ROE is 14.5%, resulting in an earn-out of the performance awards. The Value of each participant's awards is as follows:

================================================================================
                                                VALUE OF
                   -------------------------------------------------------------
   PARTICIPANT         STOCK OPTIONS         PERFORMANCE AWARDS      TOTAL
--------------------------------------------------------------------------------
       A                  $229,200                $ 59,400          $288,600
--------------------------------------------------------------------------------
       B                  $206,100                $ 85,200          $291,300
--------------------------------------------------------------------------------
       C                  $171,750                $171,750          $343,500
================================================================================

Participant C, whose target long-term income is the lowest, ends up with the largest value, because the options are the largest beneficiary of the doubling in stock price. Conversely, Participant A, whose target incentive is the highest, realizes the lowest income because the performance units do not benefit at all from the doubled stock price.

Now assume that actual share price at the end of the cycle is $7 and 3-year average ROE is 14.5%.

================================================================================
                                                VALUE OF
                   -------------------------------------------------------------
   PARTICIPANT         STOCK OPTIONS         PERFORMANCE AWARDS      TOTAL
--------------------------------------------------------------------------------
       A                  $38,200                $59,400            $97,600
--------------------------------------------------------------------------------
       B                  $34,350                $49,700            $84,050
--------------------------------------------------------------------------------
       C                  $28,625                $28,625            $57,250
================================================================================

In this scenario, the participants earn much less than in the first example, because the stock price hardly moved even though ROE was achieved. Note that the participant who experiences the largest decline is C. A's decline is only in the value of the stock option component; the value of the performance award is the same in both scenarios because the value of performance units (A's choice) is independent of stock price.

                                                                      APPENDIX 3


--------------------------------------------------------------------------------

                         MANAGEMENT INCENTIVE PROGRAM


                                  THE BON.TON

                             FOR FISCAL YEAR 1995

--------------------------------------------------------------------------------

CONTENTS:                                                           PAGE
---------                                                           ----
I.   Plan Description (with Examples)                                 1

II.  Goal Setting                                                     6

III. Incentive Payouts                                                6

IV.  Individual Worksheet                                             7

V.   General Rules                                                    9

     Appendix A: Goal Weights

     Appendix B: Plan Participants (limited distribution)

     Appendix C: Weighting Criteria (limited distribution)

                                                     EFFECTIVE: January 29, 1995

I.   PLAN DESCRIPTION

A.   Objectives of the Plan
     ----------------------

     1. To attract, reward and retain key executives for their individual and combined contribution to the achievement of specific goals and objectives.

     2. To emphasize the importance of high standards of individual performance.

     3. To reinforce teamwork to achieve the overall corporate financial goals.

     4. To reward the "flexibility factor" which is required in an environment of continuing change and growth.


B.   Eligibility
     -----------

     1.   As determined by the Executive Committee.

     2.   See Appendix A

C.   Basic Principles
     ----------------

     1. The "target" bonus for each participant is expressed as a percent of base salary. Any additional compensation for benefits, perks, bonuses, travel, etc. is excluded.

          Example: 10% of $50,000 = $5,000.

     2. The actual "earned" bonus may range from 0 to 1.5 (150%) of the target bonus.

          Example: 1.5 x $5,000 = $7,500.

     3.   Earned bonuses are based on:

          (a) Company performance, defined by "earnings before interest and taxes", or EBIT.

          (b) Individual performance, based on the written goals and objectives for the current fiscal year.

          (c)  The executive's bonus opportunities are weighted by position.

               Example:  60% based on company performance (EBIT)
                         40% based on individual performance (goals and objectives).

     4. Company performance and individual performance are evaluated separately and earned payouts (bonuses) are made accordingly. Bonus payments may be rounded to a $50 increment.

     5. The participant must be rated "GOOD" or better to receive any bonus, individual or company.

     6. This incentive plan does not replace, reduce or change the basic compensation plans now in place. Salaries and merit increases based on a position and individual performance remain in effect and are unchanged from the compensation programs that apply to all other managers.

     7. Bonus payments remain at the discretion of the Chief Executive Officer. No bonuses (company or individual) may be paid if the company fails to achieve "minimum results" established by the Executive Committee or in the event of unusual circumstances that would make it impractical to make bonus payments.

D.   Measurement of Performance
     --------------------------

     1. The levels of performance required to earn various percentages of the target bonus (i.e. 40%, 50%, 75%, 100%, 125% or 150%) are established at the beginning of each fiscal year during the goal setting process. Performance below the 40% level earns no ($0) bonus.

     2.   Company Performance

          a) Based on financial plan for EBIT, as "booked" by March 1 of each fiscal year.

          b) The performance level will be evaluated each fiscal year and may be changed from year to year.

          c) Payouts to be 40%, 50%, 75%, 100%, 125% or 150%, depending on the company's EBIT performance.

               Example:

               Performance Level           Company            Percent
               (% to EBIT Plan)         Perf. Rating          Payout
               -----------------        ------------          ------
                      90                 LOW GOOD               40%

                      100                GOOD (Plan)            50%

                      105           High,GOOD/Low VERY GOOD     75%

                      110                VERY GOOD             100%

                      115              High VERY GOOD          125%

                      120                EXCELLENT             150%

3.   Individual Performance

     a) Based on the approved financial goals and personal objectives for the participant, as "booked" or provided as the financial plan by March 1 for the Spring season and by September 1 for the Fall season of each fiscal year.

     b) Payouts to be 40%, 50%, 75%, 100%, 125%, or 150%, depending on the overall (combined) performance evaluation of the participant's goals and objectives (excludes "Skills and Responsibilities" appraisal).

          Example:

             Performance Level                 Individual               Percent
          (Goals and Objectives)              Perf. Rating              Payout
          ----------------------              ------------              -------
               3.1 to 3.5                       LOW GOOD                  40%

               3.5 to 3.8            Solid or High GOOD (Plan; 3.5)       50%

               3.8 to 4.1                     Low VERY GOOD               75%

               4.1 to 4.4                       VERY GOOD                100%

               4.4 to 4.7                    High VERY GOOD              125%

               4.7 to 5.0                       EXCELLENT                150%

     c)   The Performance rating scale is as follows:

          UNSAT     FAIR      GOOD      V.GOOD         EXCELLENT
          -----     ----      ----      ------         ---------
          0-39      40-55     56-75     76-90          91-100

     d)   Evaluation of goals and objectives - Example:

          1)   Goal      Goal X       Performance =         Total Weighted
               Number    Weight         Rating                  Points
               ------    ------       ---------             -------------
                 1        10%             4.5                     0.45
                 2        15%             4.0                     0.60
                 3        15%             3.0                     0.45
                 4        15%             4.0                     0.60
                 5         5%             3.0                     0.15
                          ---                                     ----
               TOTAL      60%                                     2.25

          2)   Overall Performance Level

               a)   Total weighted individual performance = 2.25
               b)   Divided by goal weight (60%) = 3.75
               c) 3.75 = Overall performance level of Solid/High GOOD, eligible for a payout of 50%.

E.   Bonus Calculation - Example:
     -----------------

     1.   Individual Data

          Salary                             $50,000

          Target = 10% of Salary             $ 5,000

          Weightings:

          60% on Company Performance         $ 3,000

          40% on Individual Performance      $ 2,000
                                             -------

          TOTAL                              $ 5,000

     2.   Assumptions

          a) Company EBIT performance level exceeds Plan by 5% (105%); 75% bonus payout.

          b) Individual goals and objectives rated 3.75 (Solid High GOOD); 50% bonus payout.

     3.   Bonus Calculations

          a)   Company Performance:          75%    x   $3,000 = $2,250
               Individual Performance:       50%    x   $2,000 = $1,000
                                                                 ------

                    TOTAL Bonus:                                 $3,250 or
                                                                 6.5% of salary

     4.   Merit Increase

          a)   Assume overall rating points = 75, High GOOD
          b) Using "normal" merit increase guidelines, assume an increase to the base salary of $2,000 (4.0%). Increase guidelines vary each year.
          c)   New base salary:  $50,000 + $2,000 = $52,000.

II.  GOAL SETTING

A.   Company Goal
     ------------

     The company goal is based on "earnings before interest and taxes" or EBIT. The Executive Committee approves the EBIT plan for each fiscal year.

B.   Individual Goals and Objectives
     -------------------------------

     1. Individual goals and objectives are those established through the MBO (management by objectives) process. These goals are written on the company's goal-setting form and are kept on file in Human Resources.

     2. Generally, all the goals and objectives and their individual weightings used for the performance appraisal process are used for the management incentive plan.

     3. The performance rating for each goal and objective is the same for the performance appraisal and the management incentive plan.

III. INCENTIVE PAYOUTS

A.   Payouts will be in cash. All applicable taxes will be withheld.

     NOTE: For the current year and future payouts, the company reserves the option to provide payouts through the use of alternative arrangements to cash, e.g. stock options (restricted and/or incentive), stock grants (restricted and/or incentive), deferred compensation, etc.

B. Payouts will usually be distributed in April or May following the end of the fiscal year.

C.   All payouts are reviewed and approved by the Executive Committee.

D. Eligible managers may defer a portion or all of their bonus into the Deferred Compensation plan, as elected the prior year in accordance to the Deferred Compensation Plan.

                                    EXAMPLE
              INDIVIDUAL WORKSHEET FOR MANAGEMENT INCENTIVE PLAN

                               FISCAL YEAR: 1995


     Participant's Name: ________________________      Location: _______________

                  Title: ________________________    Employee #: _______________

                   SS #: ________________________

     Salary:       $50,000         Target Bonus as a % of Salary:     15%
                   -------                                            ---

     Target Bonus (Salary x Target Bonus %): $7,500
                                             ------

     INCENTIVE CRITERIA
     ------------------

     Company Performance:     25%           $1,875
                              ---           ------
     Individual Performance:  75%           $5,625
                              ---           ------

     BONUS OPPORTUNITY
     -----------------

==========================================================================================================
LEVEL OF PAYOUT  (LESS THAN) GOOD        LOW       GOOD                               HIGH     EXCELLENT
                               0%       GOOD      (PLAN)     LOW V.GOOD    V.GOOD    V.GOOD
                                         40%        50%         75%         100%      125%       150%
----------------------------------------------------------------------------------------------------------
Company Performance:           $0       $750       $938        $1,406      $1,875    $2,344     $2,813

% to EBIT Plan:                         90%        100%        105%        110%      115%       120%
----------------------------------------------------------------------------------------------------------
Individual Performance:        $0       $2,250     $2,813      $4,219      $5,625    $7,031     $8,438

Rating:                                 3.1-3.5    3.5-3.8     3.8-4.1     4.1-4.4   4.4-4.7    4.7-5.0
==========================================================================================================

INCENTIVE AWARDS EARNED

A.   OVERALL PERFORMANCE RATING:__________________

B.   SUMMARY OF INDIVIDUAL'S PERFORMANCE

     GOAL      PERFORMANCE   GOAL        TOTAL WEIGHTED
     NUMBER    RATING  X     WEIGHT(%)   = POINTS
     ------    ------        ---------     ------

     1         ______  X     _______     = ______

     2         ______  X     _______     = ______

     3         ______  X     _______     = ______

     4         ______  X     _______     = ______

     5         ______  X     _______     = ______

     6         ______  X     _______     = ______

     7         ______  X     _______     = ______

     8         ______  X     _______     = ______

  TOTALS                     _______ %     ______ PERFORMANCE LEVEL

C.   INCENTIVE AWARDS - Refer to the attached guidelines for the current year.

     1.  Company Performance

         % to EBIT Plan: _____            PERCENT OF PAYOUT: ____% BONUS: $____
     2.  Individual Performance

         Overall Performance Level: _____ PERCENT OF PAYOUT: ____% BONUS: $____

     3.  TOTAL BONUS                                               $___________

D.   APPROVALS

     Supervisor:                    _____________________________ DATE: _______

     CEO, COO, CAO:                 _____________________________ DATE: _______

     Sr. VP, Human Resourses:       _____________________________ DATE: _______

E.   EXECUTIVE SIGNATURE:           _____________________________ DATE: _______

V.   GENERAL RULES

A.   New Hires and Promotions
     ------------------------

     1. New hires and participants promoted into eligible positions during the first quarter of the current fiscal year will participate for the full year.

     2. Participants who are newly eligible during the second quarter of the current fiscal year are eligible to participate on a pro-rated basis. The pro-ration is based on the number of fiscal months the participant is eligible; the month the participant is first eligible counts as a full month as long as the participant worked the last two (2) full weeks of the month.

     3. Participants who are newly eligible during the third or fourth quarters of the fiscal year must wait until the following year to participate.


B.   Transfers
     ---------

     1.   a)   Participants who change positions (thus, the goals and objectives change) during the fiscal year are eligible for an award equal to the sum of the prorated portions of the bonuses they would have earned in each position.

          b) The portion of the bonus is based on the number of months and performance relative to the goals and the salary in each position, and the target bonus percentage applicable to each position.

     2. If the transferee is in either position for less than one full quarter, the award is based solely on the job performed for the majority of the year, subject to the approval of the participant's former supervisor (and other required approvals).

     3. The portion of the bonus for the new position is based on the number of full months in the new position. The portion of the bonus for the previous position is based on the number of months in the previous position, including the month in which the transfer is effective.

     4. When a participant transfers, the participant's supervisor must prepare a written evaluation (form provided by Human Resources) of the former goals and objectives within 30 days of the transfer. This evaluation is then sent to the Sr. Vice President, Human Resources and filed until the year-end performance appraisals are written.

C.   Resignations/ Terminations/ Demotions
     -------------------------------------

     A participant must be actively employed in an eligible position on the last day of the fiscal year and must be actively employed with the company at the time of the bonus payment to be eligible for a payout.

D.   Retirement
     ----------

     1. Participants who retire in the first or second fiscal quarters will not share in the program for the year in which they retire.

     2. Participants who retire in the third or fourth fiscal quarters will be eligible to share proportionately based on the number of months in position. The month in which the participant retires counts as a full month.

E.   Death/ Disability
     -----------------

     1. In the case of death or disability, with the consent of the Executive Committee, an award may be granted based on performance to date and pro-rated for the portion of the fiscal year that elapsed prior to the death or commencement of the disability.

     2. Disability is defined in accordance to the provisions of the company's Long-Term Disability Plan.

F.   Approvals
     ---------

     1. All individual goals and objectives, to be established between the participant and his or her supervisor, must be approved at the beginning of the year by the next level of management.

     2. All payouts of incentive awards must be approved by the Executive Committee and all decisions are final.

     3.   The Executive Committee administers this management incentive plan.

G.   Changes and Exceptions
     ----------------------

     1. Changes and exceptions to these general rules, the plan description and any other administrative guidelines related to this plan must be approved by the Chief Executive Officer.

     2. The Chief Executive Officer has the right to terminate or modify the plan, any awards made under the plan or any performance criteria at any time.

     ADDENDUM TO THE MANAGEMENT INCENTIVE PLAN - RESTRICTED STOCK PAYOUTS

DEFINITIONS:

Award - The issuance by The Bon-Ton of a bonus payout to a Manager (i) who has met certain performance criteria, or (ii) which may be discretionary.

Committee - The Compensation Committee of the Board of Directors of The Bon-Ton or any other committee which the Board may designate, provided that the Committee shall be composed of two or more "non-employee directors" (as such term is defined in Rule 16b-3 under the Securities Act).

Compensation Committee - The Compensation and Stock Option Committee of the Board of Directors of The Bon-Ton.

Executive Committee - The Executive Committee of the Board of Directors of The Bon-Ton.

MIP - The Management Incentive Plan of The Bon-Ton as amended by this Addendum.

Manager - an employee of The Bon-Ton entitled to participate in the MIP pursuant to the terms and provisions of the MIP.

Manager's Election - The election by a Manager which indicates the portion of an Award to be made in the form of Restricted Stock.

Restricted Stock - Shares of Common Stock of The Bon-Ton available to Managers through the MIP.

Securities Act - the Securities Exchange Act of 1934, as amended.


The Bon-Ton - The Bon-Ton Stores, Inc. and its subsidiaries.

RESTRICTED STOCK PAYOUT ELECTIONS

1.   ADMINISTRATION:
     --------------

     The MIP shall be administered by the Committee. The Committee may designate an Administrator, who may be an employee of The Bon-Ton or a non-employee, to perform the day-to-day administration of the MIP. The interpretation and construction by the Committee of any provision of the MIP or of any Award hereunder shall be final, binding and conclusive.

2.   ELIGIBILITY:
     -----------

     All managers may elect Awards in Restricted Stock subject to the approval of the Committee in its sole discretion.

3.   RESTRICTED STOCK POOLS:
     ----------------------

     A pool of Restricted Stock shall be established by the Committee for each Manager based on the shares elected by each Manager's Election. The Committee has established for all Awards of Restricted Stock to the original participants described in Section 4 a Base Price of $6.375 per share.

4.   MANAGER'S ELECTION:
     ------------------

     a. Each Manager shall determine what portion of such Manager's annual bonus for services performed during 1996 and thereafter shall be paid in cash or in Restricted Stock, provided that such Restricted Stock portion shall not exceed 50% of such Manager's target bonus for 1996 calculated on the basis of the Manager's base salary as of 8/4/96 multiplied by three (3). The election shall be made by the execution of such forms as may be determined by the Administrator. The election establishes the maximum pool of Restricted Stock which may be Awarded to the Manager, contingent on the Manager's continuing eligibility in the MIP.

     b. The Manager's Election may be for 100% Restricted Stock, 100% cash, or any whole number combination of the two which equals 100%. The number of shares of Restricted Stock in the Manager's pool must be a whole number of shares, determined as follows: the percentage elected shall be multiplied by the target bonus, the result shall be divided by the price per share, then rounded down to the next whole number, and then multiplied by three.

          Example:
          Salary:   $100,000            Target Bonus: 20%   ($20,000)
          Payout Basis: 50% of target   Restricted Stock Election:  75%

          Restricted Stock in the pool, assuming a share price of $6.25:

               $20,000 x 50% payout = $10,000 x 75% stock election = $7,500
               $ 7,500 / $6.25 per share = 1,200 shares
               1,200 shares x 3 years = 3,600 shares in the manager's pool

     c. The election shall apply to at least the three Awards (even if not awarded under the MIP) made subsequent to the election unless the pool of Restricted Stock elected by the Manager is exhausted prior to full payment of all Awards.


     d. The election made by the Manager is irrevocable. The original election must be completed by October 31, 1996.

     e.   New participants

          1. In the event a Manager becomes eligible to participate in the MIP after October 31, 1996 (a "New Participant"), the New Participant shall be entitled to make a Manager's Election to be effective through the 1998 plan year provided such election is made within thirty (30) days after the Manager first becomes eligible to participate.

          2. The number of shares included in the New Participant's Restricted Stock pool shall be based on the Manager's annualized target bonus for the then current fiscal year and the Base Price for such shares shall be the average closing market price of the Common Stock during the 90 calendar days immediately preceding the date the Manager became a New Participant.

          3. Any Awards of Restricted Stock shall be otherwise made in accordance with the terms of the MIP.

     f. In the events Manager's Elections are authorized to be effective following the expiration of the 1998 plan year, the Manager must exhaust all Restricted Stock in the original pool before the new election may be utilized

5.   BONUS AWARDS:
     ------------

     a. The decision to make any Awards, the amount of the Awards and the timing of Awards are at the sole discretion of the Compensation Committee and the Executive Committee of The Bon-Ton. All Awards to Officers who are considered insiders under Section 16b of the Securities Act must be approved by the Committee or the Board of Directors or the shareholders of The Bon-Ton.

     b. Each year in which an Award is granted, the Manager shall receive the proportion of Restricted Stock or cash elected, provided that the maximum number of Restricted Shares granted in any year shall be one-third (1/3) of the Manager's original Restricted Stock pool. All other earned bonus for that year shall be paid in cash (minimum cash payout = $50).

          Example:
          Award:    $12,000             Restricted Stock Election:    75%
          Restricted Stock Value:  $12,000 x 75% = $9,000

          $9,000 / $6.25 Base Price = 1,440 Shares
          Shares in Pool = 3,600        One-third shares = 1,200
          Since the shares payable (1,440) exceed the maximum payable (1,200), only the maximum shares (1,200) are Awarded.

          Stock Award = 1,200 shares of Restricted Stock; value = $7,500 Cash payout equals the remainder: $12,000 - $7,500 = $4,500.

     c. Awards which fall short of the target bonus shall be paid by reducing both the number of shares of stock granted and the cash component, each on a pro-rata basis.

     d. If at the conclusion of the third bonus payout to the Manager there are shares of Restricted Stock remaining in the Manager's pool, these shares shall be distributed in lieu of cash in any subsequent Award to the Manager. The maximum of one-third of the initial Restricted Stock pool awarded in any year shall be waived for any such subsequent distribution to the Manager.

     e. The Manager will receive all remaining Restricted Stock in the Manager's Restricted Stock pool after the end of ten (10) plan years, regardless of whether or not the Restricted Stock was Awarded to the Manager.

6.   VESTING:
     -------

     a. All Restricted Stock Awards are immediately fully vested in the Manager.

     b. Restricted Stock not Awarded shall fully vest in the Manager upon the lapse of ten (10) plan years from the date the initial pool for each Manager is established, provided the committee may accelerate the vesting of this Restricted Stock.

     c.   All Restricted Stock shall be valued at the Base Price [as provided in
          Section 3 or 4(e) (2)]to determine the number of shares of Restricted Stock in an Award.

     d. Acceleration of Vesting in the Event of the Manager's Death, Disability or Retirement - in the event of the death, disability (within the meaning of The Bon-Ton's Long-Term Disability Plan) or retirement of a Manager, the provisions of the MIP will prevail. The Committee may, after considering any recommendation of the Executive Committee with respect to the performance of such Manager and of The Bon-Ton for the portion of the then current fiscal year prior to such death, disability or retirement, accelerate vesting with respect to a pro rata portion of the Restricted Stock which would have become vested had the Manager worked the entire year. Any balance thereafter remaining in the Manager's pool shall be forfeited.

     e. Acceleration of Vesting of Restricted Stock Shares in the Event of a Change of Control - After February 1, 1997, in the event of, or upon the date set by the Committee to be an accelerated vesting date in anticipation of a Change of Control (as defined in the Company's
          Stock Option and Restricted Stock Plan), the Committee may, after considering any recommendation of the Executive Committee with respect to the performance of such Manager and of The Bon-Ton for the portion of the then current fiscal year prior to such actual or anticipated Change of Control, accelerate vesting with respect to a pro rata portion of the Restricted Stock which would have become vested had the Manager worked the entire year. Any balance thereafter remaining in the Manager's pool shall be forfeited.

7.   FORFEITURES:
     -----------

     All nonvested Restricted Stock shall be forfeited by the Manager upon the last day of the Manager's employment with The Bon-Ton except as provided under Sections 6(d) and 6(e). All nonvested Restricted Stock shall be forfeited by the Manager upon the date the Manager is no longer eligible to participate in the MIP. Restricted Stock which is forfeited may be cancelled by The Bon-Ton.

8.   TRANSFER OF RESTRICTED SHARES:
     -----------------------------

     No Restricted Stock under the MIP may be transferred, pledged or encumbered until such time as such shares become vested.

9.   AMENDMENT OF THE MIP:
     --------------------

     The Committee or the non-employee members of the Board of Directors of the Company may amend the MIP from time to time in such manner as deemed advisable. No amendment shall adversely affect any Restricted Stock in a Manager's pool without the consent of the Manager. The shareholders of The Bon-Ton Common Stock must approve the adoption of this addendum prior to the making of any Restricted Stock Awards.

10.  NO CONTINUED EMPLOYMENT:
     -----------------------

     Any Restricted Stock Award pursuant to the MIP shall not be constructed to imply or to constitute evidence of any agreement, express or implied, on the part of The Bon-Ton to retain the Manager in the employ of The Bon-Ton, and such Manager shall remain subject to discharge to the same extent as if this Plan has not been adopted.

11.  WITHHOLDING OF TAXES:
     --------------------

     a. As required by law, The Bon-Ton will include the value of Restricted Stock Awards as income and withhold appropriate taxes. The fair market value of the Restricted Stock at the date of the Award will be used unless an otherwise applicable value is stated by law.

     b. Whenever shares of Restricted Stock vest or, if sooner, whenever an Award recipient must include the Restricted Stock in income for federal income purposes, The Bon-Ton shall have the right to (a) require the recipient to remit or otherwise make available to The Bon-Ton an amount sufficient to satisfy all federal, state and/or local witholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Restricted Stock, or (b) take whatever action it deems necessary to protect interests with respect to tax liabilities, including, without limitation, redeeming a portion of any Restricted Stock otherwise deliverable pursuant to this plan with a then fair market value equal to such tax liabilities. The Bon-Ton's obligation to make any delivery or transfer of Restricted Stock shall be conditioned on the Award recipient's compliance with any witholding requirement to the Company's satisfaction.

     c. The Committee shall have the authority to establish rules with respect to The Bon-Ton's obligations in connection with the witholding requirements described above so as to insure compliance with Rule 16b-3(e) of the Securities Act. The Committee must approve the utilization of Restricted Stock for tax witholding for all Officers covered by
          Section 16b of the Securities Act.

12.  PLAN DOCUMENTS:
     --------------

     Any interpretation of the MIP, including this Addendum, are at the discretion of the Committee and are final and binding on all parties. This addendum is in effect and governs the Award of Restricted Stock pursuant to the MIP until the later of the end of The Bon-Ton's 1998 fiscal year or until a Manager's individual pool of Restricted Stock is Awarded.

13.  OTHER RIGHTS:
     ------------

     During the period from the date Restricted Stock is segregated into a Manager's pool until the date Restricted Stock is vested in the Manager, the Manager will be entitled with respect to the Restricted Stock in the Manager's pool to all voting rights of a holder of Common Stock of The Bon-Ton.

14.  STOCK CERTIFICATES:
     ------------------

     The stock certificate(s) evidencing Restricted Stock in each Manager's pool shall be restricted in the name of the Manager and shall bear a legend referring to the terms, conditions and restrictions applicable to such shares. The Committee shall direct The Bon-Ton to either retain physical possession or custody of or place into escrow the certificate(s) evidencing the Restricted Stock until such time as such shares are vested.

--------------------------------------------------------------------------------

                           THE BON-TON STORES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of THE BON-TON STORES, INC. (the "Company") hereby appoints Heywood L. Wilansky and Michael L. Gleim, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned and to vote all shares of stock of the Company which the undersigned is entitled to vote if personally present at the Annual Meeting of Shareholders of the Company, to be held at the Holiday Inn, 2600 East Market Street, York, Pennsylvania, 17402 on June 17, 1997 at 9:00 a.m., and at any adjournment or postponement thereof, provided that said proxies are authorized and directed to vote as indicated with respect to the matters set forth on the opposite side of this Proxy.

     UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINATED DIRECTORS, "FOR" AMENDMENT OF THE COMPANY'S AMENDED AND RESTATED 1991 STOCK OPTION AND RESTRICTED STOCK PLAN, "FOR" APPROVAL OF THE COMPANY'S LONG-TERM INCENTIVE PLAN FOR PRINCIPALS, "FOR" AMENDMENT OF THE COMPANY'S MANAGEMENT INCENTIVE PLAN AND "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


                    (Please sign and date on reverse side)

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

--------------------------------------------------------------------------------
                                                                Please mark
                                                          [X]  your votes as
                                                               indicated in
                                                               this example

                                   FOR        WITHHOLD

1. Election of the Directors.      [_]          [_]

   M. Thomas Grumbacher, Heywood L. Wilansky, Samuel J. Gerson, Michael L. Gleim, Roger S. Hillas, Lawrence J. Ring, Leon D. Starr, Leon F. Winbigler (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)

     --------------------------------------------------------------------------


                                                FOR       AGAINST     ABSTAIN

2. Amend the Company's Amended and              [_]         [_]         [_]
   Restated Stock Option and Restricted
   Stock Plan to increase the maximum
   number of shares available thereunder
   to 1,900,000 shares of Common Stock.

3. Approve the Company's Long-Term Incentive    [_]         [_]         [_]
   Plan for Principals.

4. Amend the Company's Management Incentive     [_]         [_]         [_]
   Plan.

5. Ratification of the appointment of Arthur    [_]         [_]         [_]
   Andersen LLP as the Company's independent public accountants.

   The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report.

                                         -----------------------------------

                                         -----------------------------------
                                                     Signature(s)

                                         Date
                                             -------------------------------

                                         NOTE: Please sign this proxy exactly as
                                         name(s) appears in address. When
                                         signing as attorney-in-fact, executor,
                                         administrator, trustee or guardian,
                                         please add your title as such, and if
                                         the signer is a corporation, please
                                         sign with full corporate name by duly
                                         authorized officer or officers and
                                         affix the corporate seal. Where stock
                                         is issued in the name of two or more
                                         persons, all such persons should sign.

      PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE